                                  EXHIBIT 10.23

                             LLC PURCHASE AGREEMENT

                                  by and among

                                AQUASOURCE, INC.

                                       and

                                   DQE, INC.,

                                on the one hand,

                                       and

                            SOUTHWEST WATER COMPANY,

                                on the other hand

                         Dated as of September 14, 2002

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                                TABLE OF CONTENTS

ARTICLE I PURCHASE AND SALE OF MEMBERSHIP INTERESTS.............................................................. 7
         Section 1.1 Sale and Transfer of Membership Interests................................................... 7
         Section 1.2 The Purchase Price.......................................................................... 7
         Section 1.3 Certain Liabilities, Accounts Receivable and Accounts Payable............................... 8
         Section 1.4 Ongoing Revenues Statement.................................................................. 9
         Section 1.5 Closing Statements and Payments............................................................. 9
ARTICLE II THE CLOSING...........................................................................................10
         Section 2.1 Closing.....................................................................................10
         Section 2.2 Closing Transactions........................................................................10
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER.........................................................11
         Section 3.1 Organization and Qualification..............................................................11
         Section 3.2 Subsidiaries................................................................................12
         Section 3.3 Ownership and Possession of Membership Interests; Capitalization; Ownership and
                  Possession of Integrated Assets................................................................12
         Section 3.4 Authority; Non-Contravention; Statutory Approvals; Compliance...............................13
         Section 3.5 Financial Statements........................................................................14
         Section 3.6 Absence of Certain Changes or Events........................................................15
         Section 3.7 Litigation..................................................................................15
         Section 3.8 Tax Matters.................................................................................15
         Section 3.9 Employee Benefits; ERISA....................................................................16
         Section 3.10 Labor and Employee Relations...............................................................18
         Section 3.11 Environmental Matters......................................................................19
         Section 3.12 No Breaches or Defaults....................................................................20
         Section 3.13 Insurance..................................................................................21
         Section 3.14 Brokers or Finders.........................................................................21
         Section 3.15 Competing Lines of Business................................................................21
         Section 3.16 Limitation on Representations and Warranties...............................................21
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE BUYER...........................................................21
         Section 4.1 Organization and Qualification..............................................................21
         Section 4.2 Authority; Non-Contravention; Statutory Approvals; Compliance...............................22
         Section 4.3 Litigation..................................................................................23
         Section 4.4 Investigation by the Buyer; the Seller's Liability..........................................24
         Section 4.5 Acquisition of Membership Interests for Investment; Ability to Evaluate
                  and Bear Risk..................................................................................25
         Section 4.6 Financing...................................................................................25
         Section 4.7 Brokers or Finders..........................................................................25
ARTICLE V CONDUCT OF BUSINESS PENDING THE CLOSING................................................................25
         Section 5.1 Covenants of the Seller.....................................................................25
         Section 5.2 Covenants of the Buyer......................................................................27
         Section 5.3 Mutual Covenants of the Parties.............................................................28

                                        i

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
ARTICLE VI ADDITIONAL AGREEMENTS.................................................................................29
         Section 6.1 Access to Company Information...............................................................29
         Section 6.2 Regulatory Matters..........................................................................30
         Section 6.3 Consents....................................................................................30
         Section 6.4 Directors' and Officers' Indemnification....................................................31
         Section 6.5 Public Announcements........................................................................32
         Section 6.6 Workforce Matters...........................................................................32
         Section 6.7 Seller Plans................................................................................34
         Section 6.8 Tax Treatment...............................................................................35
         Section 6.9 Tax Indemnity and Tax Returns...............................................................35
         Section 6.10 Transfer Taxes.............................................................................37
         Section 6.11 Financial Information......................................................................38
         Section 6.12 Transition Services........................................................................38
         Section 6.13 Update of the Seller Disclosure Schedule...................................................39
         Section 6.14 AquaSource Name............................................................................39
         Section 6.15 Officer and Director Resignations..........................................................39
         Section 6.16 Non-Competition Covenants..................................................................39
         Section 6.17 Enforcement of Other Covenants.............................................................42
         Section 6.18 Surety Bonds...............................................................................42
         Section 6.19 Further Assurances.........................................................................43
ARTICLE VII CONDITIONS...........................................................................................43
         Section 7.1 Conditions to Each Party's Obligation to Effect the Closing.................................43
         Section 7.2 Conditions to Obligation of the Buyer to Effect the Closing.................................45
         Section 7.3 Conditions to Obligation of the Seller to Effect the Closing................................46
ARTICLE VIII TERMINATION.........................................................................................47
         Section 8.1 Termination.................................................................................47
         Section 8.2 Effect of Termination.......................................................................49
ARTICLE IX INDEMNIFICATION.......................................................................................49
         Section 9.1 Indemnification Obligations.................................................................49
         Section 9.2 Certain Definitions.........................................................................50
         Section 9.3 Limitations on Indemnification..............................................................51
         Section 9.4 Defense of Claims...........................................................................54
         Section 9.5 Certain Covenants in Respect of Excluded Assets.............................................58
ARTICLE X GENERAL PROVISIONS.....................................................................................58
         Section 10.1 Survival of Obligations....................................................................58
         Section 10.2 Amendment and Modification.................................................................58
         Section 10.3 Extension; Waiver..........................................................................58
         Section 10.4 Expenses...................................................................................59
         Section 10.5 Notices....................................................................................59
         Section 10.6 Entire Agreement; No Third Party Beneficiaries.............................................60
         Section 10.7 Severability...............................................................................60
         Section 10.8 Governing Law..............................................................................61
         Section 10.9 Venue......................................................................................61
         Section 10.10 Waiver of Jury Trial and Certain Damages..................................................61
         Section 10.11 Assignment................................................................................61
         Section 10.12 Interpretation............................................................................62

                                       ii

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
         Section 10.13 No Specific Enforcement...................................................................62
         Section 10.14 Counterparts; Effect......................................................................62

                            INDEX OF PRINCIPAL TERMS

Term                                                                                                          Page
90 Day Ongoing Revenues..........................................................................................9
Actual Cost.....................................................................................................40
Affected Employees..............................................................................................34
Affiliate.......................................................................................................43
Agreement........................................................................................................7
Assumed Defense.................................................................................................60
Audit...........................................................................................................39
Business Employees..............................................................................................17
Buyer............................................................................................................7
Buyer Disclosure Schedule.......................................................................................22
Buyer Indemnifiable Loss........................................................................................52
Buyer Indemnified Liabilities...................................................................................52
Buyer Indemnitee................................................................................................52
Buyer Material Adverse Effect...................................................................................23
Buyer Required Consents.........................................................................................23
Buyer Required Statutory Approvals..............................................................................24
Buyer Subsidiary................................................................................................23
Closing.........................................................................................................10
Closing Date....................................................................................................10
COBRA...........................................................................................................35
Code............................................................................................................18
Company..........................................................................................................7
Company Financial Statements....................................................................................15
Company Indemnified Parties.....................................................................................32
Company Indemnified Party.......................................................................................32
Company Material Adverse Effect.................................................................................12
Company Subsidiary..............................................................................................12
Confidential Information........................................................................................43
Confidentiality Agreement.......................................................................................31
Contracts.......................................................................................................21
Covered Excluded Assets.........................................................................................60
December 31, 2001 Balance Sheet.................................................................................15
Deficiency......................................................................................................10
Designated Employees............................................................................................44
Direct Claim....................................................................................................59
DQE..............................................................................................................7
Encumbrances....................................................................................................11
Environmental Laws..............................................................................................21
Environmental Whitepaper........................................................................................20
ERISA...........................................................................................................17
ERISA Affiliate.................................................................................................17
Estimated Closing Statement......................................................................................9

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
Term                                                                                                          Page
Excepted Liabilities............................................................................................53
Excess..........................................................................................................10
Excluded Assets.................................................................................................29
Final Closing Statement..........................................................................................9
Final Order.....................................................................................................46
Governmental Authority..........................................................................................14
Hazardous Substances............................................................................................21
Hiring Conditions...............................................................................................34
Indemnifiable Loss..............................................................................................52
Indemnity Basket................................................................................................54
Indemnity Cap...................................................................................................54
Indemnity Period................................................................................................52
Initial Termination Date........................................................................................50
Integrated Assets...............................................................................................13
June 30, 2002 Balance Sheet.....................................................................................15
knowledge.......................................................................................................12
Membership Interests.............................................................................................7
Net Accounts Receivable..........................................................................................8
Notified Persons................................................................................................60
Other Unbilled Revenue...........................................................................................8
Party at Fault..................................................................................................51
Pending Litigation Matter.......................................................................................60
Permitted Encumbrances..........................................................................................11
Person..........................................................................................................12
Pre-Closing APs..................................................................................................9
Prohibited Activity.............................................................................................42
Purchase Price...................................................................................................7
Qualifying Offer................................................................................................34
Representatives.................................................................................................25
Retention Agreements............................................................................................19
Revenue Statement................................................................................................9
Securities Act..................................................................................................11
Seller...........................................................................................................7
Seller Disclosure Schedule......................................................................................11
Seller Indemnifiable Loss.......................................................................................52
Seller Indemnified Liabilities..................................................................................53
Seller Indemnitee...............................................................................................52
Seller Plans....................................................................................................17
Seller Required Consents........................................................................................14
Seller Required Statutory Approvals.............................................................................14
Services I.......................................................................................................7
Services II......................................................................................................7
Services, LP.....................................................................................................7
Severance Obligations...........................................................................................34

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
Term                                                                                                          Page
Severance Policy................................................................................................34
Straddle Period.................................................................................................38
Subsidiary......................................................................................................12
Tax.............................................................................................................17
Tax Claim.......................................................................................................38
Tax Return......................................................................................................17
Third Party Claim...............................................................................................57
Unbilled Active Work Order Revenue...............................................................................8
Violation.......................................................................................................14

                             LLC PURCHASE AGREEMENT

               This LLC Purchase Agreement, dated as of September 14, 2002 (this "Agreement"), is entered into by and among AquaSource, Inc., a Delaware corporation (the "Seller"), and DQE, Inc., a Pennsylvania corporation ("DQE"), on the one hand, and Southwest Water Company, a Delaware corporation (the "Buyer"), on the other hand.

               WHEREAS, the Seller owns all of the issued and outstanding membership interest (the "Membership Interests") of AquaSource Services I, LLC, a Delaware limited liability company ("Services I");

               WHEREAS, Services I and its Subsidiaries (as defined in Section 3.2), AquaSource Services II, LLC, a Delaware limited liability company ("Services II"), and AquaSource Services, LP, a Texas limited partnership ("Services, LP"), together with the Company Subsidiaries (as defined in Section 3.2), are collectively referred to in this Agreement as the "Company"; and

               WHEREAS, each of the Boards of Directors of the Buyer and the Seller and DQE, as applicable, has approved, and deems it advisable and in the best interests of its respective shareholders to consummate, the acquisition of the Company by the Buyer, which acquisition is to be effected by the purchase of all of the Membership Interests by the Buyer upon the terms and subject to the conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
                    PURCHASE AND SALE OF MEMBERSHIP INTERESTS

               Section 1.1 Sale and Transfer of Membership Interests. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 2.1), the Seller agrees to sell, convey, assign, transfer and deliver to the Buyer, and the Buyer agrees to purchase and accept from the Seller, all of the Seller's rights, title and interest in and to the Membership Interests.

               Section 1.2 The Purchase Price. Subject to the terms and conditions of this Agreement, in consideration of the aforesaid sale, conveyance, assignment, transfer and delivery to the Buyer of the Membership Interests, the Buyer shall pay to the Seller the following amounts (together, the "Purchase Price") pursuant to the provisions of this Section 1.2:

                    (a)   $7,500,000 in cash at Closing;

                    (b) An amount of cash equal to ninety percent (90%) of the Net Accounts Receivable at Closing. For purposes of this Agreement, "Net Accounts

Receivable" shall mean the aggregate amount of the Company's outstanding accounts receivable as of the Closing Date, calculated in accordance with existing practices and procedures used by the Company, minus the amount of any allowance for doubtful accounts attributable to such accounts receivable then included on the books of the Company, provided that the amount of any such allowance for doubtful accounts shall be calculated by taking the aggregate amount of all accounts receivable then included on the books of the Company that have aged more than 120 days, multiplying such aggregate amount by a factor of 0.08, and then adding to the resulting product the amount of $450,000;

                    (c) An amount of cash equal to fifty percent (50%) of the Unbilled Active Work Order Revenue at Closing. For purposes of this Agreement, "Unbilled Active Work Order Revenue" shall mean the aggregate amount of the Company's unbilled revenue attributable to active work orders of the Company for work or services not then fully completed and shall be calculated by determining the number of such active work orders in accordance with existing practices and procedures used by the Company and multiplying such number by $288.29; and

                    (d) An amount of cash equal to one hundred percent (100%) of the Other Unbilled Revenue at Closing. For purposes of this Agreement, "Other Unbilled Revenue" shall mean the aggregate amount of the Company's unbilled revenue attributable to any source other than active work orders of the Company for work or services not then fully completed, including, but not limited to, revenue attributable to base fees, retainer fees or similar fees and revenue attributable to work or services that have been fully completed, and shall be calculated in accordance with existing practices and procedures used by the Company.

               Section 1.3 Certain Liabilities, Accounts Receivable and Accounts Payable.

                    (a) Consistent with the June 30, 2002 Balance Sheet (as defined in Section 3.5), but subject to agreements in Section 1.3(b) below regarding Pre-Closing APs (as defined in Section 1.3(b)), the Seller agrees that at Closing the Company will have no accounts payable, no cash and no intercompany receivables or payables. However, the Buyer agrees that it will assume vacation accruals, but expressly not accrued payroll for any employees, through the Closing Date for employees who accept the Company's Qualifying Offer made pursuant to Section 6.6(a) below. Additionally, the Keystone, South Dakota, industrial revenue bond obligation will remain an obligation of the Company after the Closing.

                    (b) The Seller or DQE will pay, in the ordinary course and consistent with past practice, all of the Company's accounts payable for obligations incurred prior to Closing ("Pre-Closing APs") that are received in the ordinary course of business prior to the Closing. The Buyer will forward to the Seller all Pre-Closing APs received by the Company in the ordinary course of business during the thirty (30) day period commencing on the Closing Date, and Seller will pay such Pre-Closing APs. All Pre-Closing APs received by the Company after such thirty (30) day period will be paid by the Buyer, but all amounts so paid will each be a Buyer Indemnifiable Loss (as defined in Section 9.1) in accordance with the terms of Article IX.

               Section 1.4 Ongoing Revenues Statement. On the Closing Date, the earned revenues of the Company for the ninety (90) day period prior to the Closing Date for ongoing customer relations and customer contracts (the "90 Day Ongoing Revenues") must total at least $3,750,000. At the same time that the Seller prepares and delivers to the Buyer the Final Closing Statement (as defined below), the Seller will prepare and deliver to the Buyer a statement (the "Revenue Statement") showing the calculation and amount of the 90 Day Ongoing Revenues. Such calculation will be performed according to the methods and procedures historically used by the Company for calculating earned revenues. Together with the Revenue Statement, the Seller will provide to the Buyer copies of the worksheets and other documentation showing in reasonable detail how the 90 Day Ongoing Revenues were calculated. In the event that the 90 Day Ongoing Revenues are less than $3,750,000, then together with delivery of the Revenue Statement, the Seller will make a payment to Buyer in the amount of $.45 for each $1 by which the 90 Day Ongoing Revenues are less than $3,750,000.

               Section 1.5   Closing Statements and Payments.

                    (a) At least ten (10) calendar days prior to the Closing Date, the Seller shall prepare and deliver to the Buyer in good faith its estimate of the Purchase Price as calculated pursuant to Section 1.2 (the "Estimated Closing Statement"). For the avoidance of doubt, at the Closing, the Buyer shall pay to the Seller the Purchase Price as reflected on the Estimated Closing Statement.

                    (b) Within fifteen (15) calendar days following the Closing Date, the Seller shall prepare and deliver to the Buyer in good faith a Final Closing Statement setting forth the Purchase Price as calculated pursuant to Section 1.2 (the "Final Closing Statement"). Within fifteen (15) calendar days following the Buyer's receipt of the Final Closing Statement and the Revenue Statement, the Buyer may object in good faith to the Final Closing Statement and/or the Revenue Statement in writing. In the event of any such objection, the Buyer and the Seller shall attempt to resolve their differences by negotiation. If such parties are unable to do so within thirty (30) calendar days following the Seller's receipt of the Buyer's objection, the Seller and the Buyer shall appoint a nationally recognized accounting firm mutually acceptable to each of the Seller and the Buyer, which shall, at the Seller's and the Buyer's joint expense, review the Final Closing Statement and the Revenue Statement, as applicable, and determine the Purchase Price and the 90 Day Ongoing Revenues, as applicable, within thirty (30) calendar days of such appointment. The Seller and the Buyer shall be entitled to make a written submission to such accounting firm setting forth their respective positions and proposed Purchase Price and amount of 90 Day Ongoing Revenues, as applicable. In addition, the Seller and the Buyer agree to cooperate with such accounting firm and provide it with such information as it reasonably requests to enable it to make such determination. The finding of such accounting firm shall be binding on the parties hereto but is expressly limited to (i) a determination of the Purchase Price that neither exceeds the Seller's proposed Purchase Price nor is less than the Buyer's proposed Purchase Price, and (ii) a determination of the amount of 90 Day Ongoing Revenues that neither exceeds the Seller's proposed amount of such revenues nor is less than the Buyer's proposed amount of such revenues, as applicable. Upon determination by agreement of the Seller and the Buyer or by binding determination of said accounting firm of the Purchase Price or the amount of the 90 Day Ongoing Revenues, as applicable, (i) if the Purchase Price or the amount of the 90 Day Ongoing Revenues, as applicable, that is finally agreed upon or determined exceeds the Purchase Price or the amount of the 90 Day Ongoing Revenues, as applicable, that was reflected on the Estimated Closing Statement or the Revenue Statement, as applicable (such excess amount, the "Deficiency"), the Buyer shall pay to the Seller an amount of cash equal to the Deficiency, or (ii) if the Purchase Price or the amount of the 90 Day Ongoing Revenues, as applicable, that was reflected on the Estimated Closing Statement or the Revenue Statement, as applicable, exceeds the Purchase Price that is finally agreed upon or determined (such excess amount, the "Excess"), the Seller shall pay to the Buyer an amount of cash equal to the Excess. Any amount of cash in respect of any Deficiency or Excess owed hereunder shall be paid to the party owed the same by the party owing the same by wire transfer in immediately available funds to an account designed by the party owed the same no later than five (5) business days following the determination by agreement of the Seller and the Buyer or by binding determination of said accounting firm of the Purchase Price.

                                   ARTICLE II
                                   THE CLOSING

               Section 2.1 Closing. The consummation of the sale and transfer of the Membership Interests by the Seller to the Buyer (the "Closing") shall take place at the Washington, D.C. office of Skadden, Arps, Slate, Meagher & Flom LLP at 10:00 a.m., local time, on the fifth business day immediately following the date on which the last of the conditions set forth in Article VII hereof is fulfilled or waived, or at such other time, date and place as the Seller and the Buyer shall mutually agree (the "Closing Date").

               Section 2.2   Closing Transactions. At the Closing:

                    (a) The Seller shall deliver to the Buyer (i) free and clear of any liens, claims, security interests and other encumbrances of any nature whatsoever (collectively, "Encumbrances"), except for those Encumbrances arising pursuant to restrictions on the transfer of securities imposed under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws and those Encumbrances created by this Agreement or the Buyer (collectively, "Permitted Encumbrances"), certificates representing the Membership Interests, each such certificate to be duly and validly endorsed in favor of the Buyer or accompanied by a separate instrument of assignment sufficient to vest in the Buyer good title to the Membership Interests and (ii) such other documents as are required to be delivered by the Seller to the Buyer pursuant hereto; and

                    (b) The Buyer shall deliver to the Seller (i) the portion of the Purchase Price to be paid at the Closing, by wire transfer in immediately available funds to an account designated by the Seller prior to the Closing, and (ii) such other documents as are required to be delivered by the Buyer to the Seller pursuant hereto.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

               The Seller and, only where specifically noted, DQE, represent and warrant to the Buyer as follows, provided, however, that notwithstanding any other provision of this Agreement to the contrary, the Seller and DQE make no representations or warranties with respect to any of the Excluded Assets (as defined in Section 5.3) and all representations and warranties of the Seller and, as applicable, DQE, contained herein expressly exclude such Excluded Assets and shall not be read or deemed to be a representation or warranty regarding any Excluded Asset, consequently, as used in this Article III, the terms "Company", "Company Subsidiary" and "Company Subsidiaries" shall not be read or deemed to include the Excluded Assets.

               Section 3.1   Organization and Qualification.

                    (a) Except as set forth in Section 3.1(a) of the schedule delivered by the Seller to the Buyer on the date hereof and attached to this Agreement (the "Seller Disclosure Schedule"), (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and (ii) Services I, Services II, Services, LP and each Company Subsidiary is a limited liability company, limited partnership or corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite power and authority to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary other than in such jurisdictions where the failure to be in good standing or be so qualified neither is having nor is reasonably likely to have a Company Material Adverse Effect (as defined in Section 3.1(b)). True and correct copies of the articles of incorporation and by-laws (or equivalent documents) of Services I, Services II, Services, LP and each Company Subsidiary have been delivered to the Buyer.

                    (b) As used in this Agreement, the term "Company Material Adverse Effect" shall mean any material adverse effect on the business, assets, financial condition or results of operations of the Company, taken as a whole; provided, however, that the term "Company Material Adverse Effect" shall not include (i) any such effect resulting from any change in law, rule, or regulation of any Governmental Authority (as defined in Section 3.4(c)) that applies generally to similarly situated Persons (as defined in Section 3.1(c)) or (ii) effects relating to or resulting from general changes in the industries in which the Company operates its assets or conducts its businesses.

                    (c) As used in this Agreement, (i) the term "knowledge" when referring to the knowledge of the Seller shall mean the knowledge, after reasonable inquiry of employees who are reasonably likely to have the relevant information, of the executive officers of the Seller identified by name and/or title in Section 3.1(c) of the Seller Disclosure Schedule, and (ii) the term "Person" shall mean any natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or entity of any kind.

               Section 3.2 Subsidiaries. Section 3.2 of the Seller Disclosure Schedule sets forth a complete list, as of the date hereof, of all of the Company Subsidiaries and their respective jurisdictions of incorporation or organization. Except as set forth in Section 3.2 of the Seller Disclosure Schedule, all of the issued and outstanding capital stock or other ownership interests of each Company Subsidiary are owned, directly or indirectly, by Services, LP free and clear of any Encumbrances, except for Permitted Encumbrances. As used in this Agreement, the term "Subsidiary" of a Person shall mean any corporation or other entity (including partnerships and other business associations) of which at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity (or, if there are no such voting interests, 50% or more of the equity interests in such corporation or entity) shall at the time be held, directly or indirectly, by such Person. The term "Company Subsidiary" shall mean a Subsidiary of Services, LP.

               Section 3.3 Ownership and Possession of Membership Interests; Capitalization; Ownership and Possession of Integrated Assets. As of the date hereof, (i) the Seller owns beneficially and of record all of the Membership Interests of Services I free and clear of any Encumbrances, except for Permitted Encumbrances; (ii) Services I owns beneficially and of record all of the membership interests of Services II free and clear of any Encumbrances, except for Permitted Encumbrances; (iii) Services I and Services II, collectively, own beneficially and of record all of the partnership interests of Services, LP free and clear of any Encumbrances, except for Permitted Encumbrances, and (iv) except as set forth on Section 3.2 of the Seller Disclosure Schedule, Services, LP owns beneficially and of record all of the ownership interests of the Company Subsidiaries free and clear of any Encumbrances, except for Permitted Encumbrances. Other than as set forth in the immediately preceding sentence, there are no member, partner or equity interests in the Services I, Services II, Services, LP or any Company Subsidiary outstanding. There are no options, warrants, calls, rights, commitments or agreements of any character to which DQE, the Seller, Services I, Services II, Services, LP or any Company Subsidiary is a party or by which it is bound obligating DQE, the Seller, Services I, Services II, Services, LP or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional membership, partnership or equity interests of Services I, Services II, Services, LP or any Company Subsidiary or obligating DQE, the Seller, Services I, Services II, Services, LP or any Company Subsidiary to grant, extend or enter into any option, warrant, call, right, commitment or agreement in respect of membership, partnership or equity interests of Services I, Services II, Services, LP or any Company Subsidiary. All of the assets listed on Section 3.3 of the Seller Disclosure Schedule (the "Integrated Assets") are owned, directly or indirectly, by the Seller free and clear of any Encumbrances, except for Permitted Encumbrances. The assets of the Company, together with the Integrated Assets, constitute substantially all of the assets used in the ordinary course of business of the Company as it is currently being conducted.

               Section 3.4 Authority; Non-Contravention; Statutory Approvals; Compliance.

                    (a) Authority. The Seller and DQE have all requisite corporate power and authority to enter into this Agreement and, subject to the receipt of the applicable Seller Required Statutory Approvals (as defined in Section 3.4(c)) and the applicable Seller Required Consents (as defined in
Section 3.4(b)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by the Seller and DQE of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Seller and DQE. No vote of, or consent by, the holders of any class or series of stock issued by the Seller or DQE is necessary to authorize the execution and delivery by the Seller and DQE of this Agreement or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and DQE and, assuming the due authorization, execution and delivery hereof by the Buyer, constitutes the valid and binding obligation of each of the Seller and DQE enforceable against it in accordance with its terms, subject to, to the extent applicable, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                    (b) Non-Contravention. Except as set forth in Section 3.4(b)(i) of the Seller Disclosure Schedule, the execution and delivery of this Agreement by the Seller and DQE does not, and the consummation of the transactions contemplated hereby will not, violate or result in a breach of any provision of, constitute a default (with or without notice or lapse of time or both) under, result in the termination or modification of, accelerate the performance required by, result in a right of termination, cancellation or acceleration of any obligation or the loss of a benefit under, or result in the creation of any Encumbrance, except for Permitted Encumbrances, upon any of the properties or assets of the Company (any such violation, breach, default, right of termination, modification, cancellation or acceleration, loss or creation, is referred to herein as a "Violation" with respect to DQE (in respect of the Company), the Seller (in respect of the Company) and the Company, and such term when used in Article IV has a correlative meaning with respect to the Buyer and the Buyer Subsidiaries) pursuant to any provisions of (i) the articles of incorporation, by-laws or similar governing documents of the Seller, Services I, Services II, Services, LP or any Company Subsidiary, (ii) subject to obtaining the Seller Required Statutory Approvals, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to DQE (in respect of the Company), the Seller (in respect of the Company) or the Company or any of their respective properties or assets, or (iii) subject to obtaining the third-party consents set forth in
Section 3.4(b)(iii) of the Seller Disclosure Schedule (the "Seller Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Services I, Services II, Services, LP or any Company Subsidiary is a party or by which they or any of their respective properties or assets may be bound or affected, except in the case of clause (ii) or (iii) for any such Violation which neither is having nor is reasonably likely to have a Company Material Adverse Effect.

                    (c) Statutory Approvals. Except as described in Section 3.4(c) of the Seller Disclosure Schedule (the "Seller Required Statutory Approvals"), no declaration, filing or registration with, or notice to or authorization, consent or approval of, any court, federal, state, local or foreign governmental or regulatory body (including a national securities exchange or other self-regulatory body) or authority (each, a "Governmental Authority") is necessary for the execution and delivery of this Agreement by DQE or the Seller or the consummation by the Seller of the transactions contemplated hereby, except those which the failure to obtain neither is having nor is reasonably likely to result in a Company Material Adverse Effect (it being understood that references in this Agreement to "obtaining" such Seller Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law).

                    (d)   Compliance. Except as set forth in Section 3.4(d)(i),
Section 3.7, Section 3.10(a) or Section 3.11 of the Seller Disclosure Schedule, the Company is not in violation of, has not been given notice of and is not currently being charged with any violation of, and, to the knowledge of the Seller, is not under investigation with respect to any violation of any law, statute, order, rule, regulation, ordinance or judgment of any Governmental Authority, except for possible violations which neither are having nor are reasonably likely to have a Company Material Adverse Effect. Except as set forth in Section 3.4(d)(ii) or Section 3.12 of the Seller Disclosure Schedule, to the knowledge of the Seller, Services I, Services II, Services, LP and each Company Subsidiary has all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as conducted since July 1, 2001, except those that the absence of which neither are having nor are reasonably likely to have a Company Material Adverse Effect. Except as set forth in Section 3.4(d)(iii) of the Seller Disclosure Schedule, neither Services I, Services II, Services, LP nor any Company Subsidiary is in breach or violation of any term or provision of their respective articles of incorporation or by-laws.

               Section 3.5 Financial Statements. True and complete copies of the Company Financial Statements (as defined below) are set forth in Section 3.5 of the Seller Disclosure Schedule. The Company Financial Statements have been prepared from, are in accordance with, and accurately reflect the books and records of the Company, comply in all material respects with applicable accounting requirements, have been prepared in accordance with GAAP applied on a consistent basis during the period involved (except as may be stated in the notes thereto) and fairly present the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company as of the time and for the period referred to therein. As used in this Agreement, the term "Company Financial Statements" shall mean the consolidated balance sheet of the Company as at December 31, 2001 (the "December 31, 2001 Balance Sheet") and as at June 30, 2002 (the "June 30, 2002

Balance Sheet"), in each case together with the consolidated statements of income, shareholders' equity and cash flows for the twelve (12) and six (6) month periods, respectively, then ended. The Company Financial Statements are not audited and reflect only the Company, including the related assets and liabilities, contemplated to be transferred to the Buyer pursuant to this Agreement.

               Section 3.6 Absence of Certain Changes or Events. Except as set forth in Section 3.6 of the Seller Disclosure Schedule, since December 31, 2001, the Company has conducted its business only in the ordinary course of business consistent with past practice and there has not been any development or combination of developments affecting the Company, of which the Seller has knowledge, that is having or is reasonably likely to have a Company Material Adverse Effect.

               Section 3.7   Litigation. Except as set forth in Section 3.7,
Section 3.8(a), Section 3.9(i), Section 3.10(a) or Section 3.11 of the Seller Disclosure Schedule, (a) there are no claims, suits, actions or proceedings before any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or, to the knowledge of the Seller, threatened, nor are there, to the knowledge of the Seller, any investigations or reviews by any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or threatened against, relating to or affecting the Services I, Services II, Services, LP or any Company Subsidiary, and (b) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to Services I, Services II, Services, LP or any Company Subsidiary, except, in the case of clause (a) and clause (b), for such that are not having nor are reasonably likely to have a Company Material Adverse Effect.

               Section 3.8   Tax Matters.

                    (a) Except as set forth in Section 3.8(a) of the Seller Disclosure Schedule: (i) Services I, Services II, Services, LP and each Company Subsidiary has timely filed (or has had filed on its behalf) with appropriate taxing authorities all material Tax Returns required to be filed by it or, for periods during which Services I, Services II or Services, LP is a member, the affiliated group filing a consolidated federal income tax return the common parent of which is DQE on or prior to the date hereof, such Tax Returns (as defined in Section 3.8(b)) are correct, complete and accurate in all material respects, and all material Taxes (as defined in Section 3.8(b)) owed by Services I, Services II, Services, LP and each Company Subsidiary (whether or not shown on any Tax Return) have been paid; (ii) all material Tax withholding and deposit requirements imposed on or with respect to Services I, Services II, Services, LP and each Company Subsidiary (including any withholding with respect to wages or other amounts paid to employees) have been satisfied in full in all material respects; (iii) there are no liens for Taxes upon any property or assets of the Company, except for liens for Taxes not yet due and payable; (iv) there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment or collection of any Taxes or deficiencies against the Company; (v) neither Services I, Services II, Services, LP nor any Company Subsidiary has been a member of any affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is the Seller or DQE); (vi) each of Services I and Services II is, and has been at all times during its existence, properly disregarded as an entity separate from its owner for federal income Tax purposes pursuant to Treasury Regulation Section 301.7701-3(b)(ii) and has not at any time during its existence made any election pursuant to Treasury Regulation Section 301.7701-3(c) to be classified as an association taxable as a corporation for federal income tax purposes; (vii) Services, LP has properly made an election pursuant to Treasury Regulation Section 301.7701-3(c) to be classified as an association taxable as a corporation for federal income Tax purposes; (viii) no claim has ever been asserted in writing by any Tax authority in a jurisdiction where Services I, Services II, Services, LP, or any Company Subsidiary does not file Tax Returns that Services I, Services II, Services, LP, or any Company Subsidiary is or may be subject to taxation by such jurisdiction; (ix) Services II is not, and has never been at any time during its existence, a limited liability company or corporation that does business in the state of Texas, organized in the state of Texas, or authorized to do business in the state of Texas, as set forth in Section 171.001 of the Texas Tax Code or any other applicable Texas statute, regulation, or pronouncement; and (x) neither Services I, Services II, Services, LP nor any Company Subsidiary is a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of (A) any "excess parachute payment" within the meaning of Section 280G of the Tax Code (or any corresponding provision of state, local or foreign Tax law) or (B) any amount that will not be fully deductible as a result of Section 162(m) of the Tax Code (or any corresponding provision of state, local or foreign Tax law).

                    (b) As used in this Agreement: (i) the term "Tax" includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect thereto; and (ii) the term "Tax Return" includes all returns and reports (including elections, declarations, disclosures, Schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

               Section 3.9   Employee Benefits; ERISA.

                    (a) Seller Plans. Section 3.9(a) of the Seller Disclosure Schedule contains a list of each employee benefit plan, program, agreement or arrangement (including without limitation any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Seller, DQE or by any trade or business, whether or not incorporated that together with the Company, the Seller or DQE would be deemed a "single employer" within the meaning of
Section 4001(b) of ERISA (an "ERISA Affiliate"), or to which the Seller, DQE or an ERISA Affiliate is a party, for the benefit of any employee or former employee of the Company, the Seller or any affiliate of the Seller whose employment is (in the case of current employees) or was (in the case of former employees) principally attributable to the businesses carried on by or in respect of the Company (such individuals, the "Business Employees," and such plans, programs, agreements or arrangements, collectively, the "Seller Plans"). The Company does not sponsor, maintain, contribute to, and is not a party to, or within the last six (6) years preceding the Closing has not sponsored, maintained, or contributed to, been required to contribute to, or been a party to, any Seller Plans or any other employee benefit plan within the meaning of Section 3(3) of ERISA.

                    (b) Information Regarding Affected Employees. On even date herewith, the Seller has delivered to the Buyer a schedule containing the work location and wage or salary information for each of the Affected Employees (as defined in Section 6.6), which information is true and correct as of the date of this Agreement.

                    (c) Absence of Liability. Except as set forth in Section 3.9(c) of the Seller Disclosure Schedule, no liability under Title IV of ERISA has been incurred by the Company or any ERISA Affiliate with respect to a Seller Plan that has not been satisfied in full, and, to the knowledge of the Seller, no condition exists that presents a material risk to the Company of incurring any such liability, other than liability for premiums due the Pension Benefit Guaranty Corporation (which premiums have been paid when due).

                    (d) Multiemployer Plan. Except as set forth in Section 3.9(d) of the Seller Disclosure Schedule, no Seller Plan is a "multiemployer plan," as defined in Section 4001(a)(3) of ERISA, nor is any Seller Plan a plan described in Section 4063(a) of ERISA.

                    (e) No Violations. Except as set forth in Section 3.9(e) of the Seller Disclosure Schedule, each Seller Plan has been operated and administered in all material respects in accordance with its terms and applicable law, including without limitation ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and there have been no prohibited transactions (within the meaning of Section 4975 of ERISA and Section 406 of ERISA) involving any Seller Plan for which the Buyer would have any liability.

                    (f) Section 401(a) Qualification. Each Seller Plan "intended" or "designed" to be "qualified" within the meaning of Section 401(a) of the Code has received or timely applied for a current determination letter from the Internal Revenue Service to the effect that it is so qualified and any distribution to an Affected Employee (as defined in Section 6.6(a)) from each such plan will be eligible for treatment as an eligible rollover distribution within the meaning of Section 402(c)(4) of the Code.

                    (g)   Post-Employment Benefits. Except as set forth in
Section 3.9(g) of the Seller Disclosure Schedule, no Seller Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for Business Employees for periods extending beyond their respective dates of retirement or other termination of service, other than (i) coverage mandated by applicable law, (ii) death benefits under any

"pension plan," or (iii) benefits the full cost of which is borne by the Business Employee (or his beneficiary).

                    (h) Effect of Change of Control. Except to the extent that the Company expressly assumes Severance Obligations (as defined in Section 6.6(b)) or obligations under the Retention Agreements (as defined in Section 3.10(b)), no liability will be incurred by the Company for severance pay or acceleration of compensation or benefits as a result of the transactions contemplated by this Agreement.

                    (i) Claims. Except as set forth in Section 3.9(i) of the Seller Disclosure Schedule, there are no pending, or to the knowledge of the Seller threatened, material claims by or on behalf of any Seller Plan, by any Business Employee or Business Employee beneficiary covered under any such Seller Plan, or otherwise involving any such Seller Plan (other than routine claims for benefits), and there are no pending or, to the knowledge of the Seller, threatened audits, investigations, enforcement actions, or other similar proceedings conducted by any state or federal agency involving any Seller Plan.

               Section 3.10  Labor and Employee Relations.

                    (a) As of the date hereof, except as disclosed in Section 3.10(a) of the Seller Disclosure Schedule, neither Services I, Services II, Services, LP nor any Company Subsidiary is a party to any collective bargaining agreement or other labor agreement with any union or labor organization. Except as disclosed in Section 3.10(a) of the Seller Disclosure Schedule or except to the extent not reasonably likely to have a Company Material Adverse Effect, (i) there is no strike, lockout, slowdown or work stoppage pending or, to the knowledge of the Seller or DQE, threatened against or involving the Company, and
(ii) there is no proceeding, claim, suit, action or governmental investigation pending or, to the knowledge of the Seller or DQE, threatened in respect of which any director, officer, employee or agent of the Company is or may be entitled to claim indemnification from Services I, Services II, or Services, LP or any Company Subsidiary pursuant to their articles of incorporation, by-laws or any indemnification agreement.

                    (b) Except as set forth in Section 3.10(b) of the Seller Disclosure Schedule, prior to the Closing, Services I, Services II, Services, LP and any Company Subsidiary did not have any employees, and on the Closing Date will not have any obligation to persons who provided services to the Company prior to the Closing in any capacity for DQE or the Seller, including employees, consultants, independent contractors, subcontractors, officers or directors of DQE or the Seller. Effective after the Closing, Services I, Services II, Services, LP and the Company Subsidiaries will have only such obligations to the employees that they hire that arise out of services provided by such employees commencing after the Closing which obligations will include the Severance Obligations (as defined in Section 6.6(b)), and obligations under the Retention Agreements (as defined below). The term "Retention Agreements" shall mean (i) the Retention Agreement between Bryan S. Chapline and the Seller dated June 6, 2002, and

(ii) the Retention Agreement between Randolph S. Jones and the Seller dated February 14, 2002.

                    (c) Section 3.10(c) of the Seller Disclosure Schedule lists all agreements between DQE, the Seller or the Company and the Designated Employees (as defined in Section 6.17) that include covenants not to compete.

               Section 3.11  Environmental Matters.

                    (a) Except as set forth in Section 3.11 of the Seller Disclosure Schedule and except for those matters disclosed in the "Environmental White Paper" relating to the Company delivered by the Seller to the Buyer on even date herewith (the "Environmental Whitepaper"):

                          (i) To the knowledge of the Seller, each of Services I, Services II, Services, LP and each Company Subsidiary is in compliance with all applicable Environmental Laws (as defined in Section 3.11(b)(i)), including, but not limited to, possessing all permits and other governmental authorizations required for their operations under applicable Environmental Laws, except for such noncompliance that neither is having nor is reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

                         (ii) (A) To the knowledge of the Seller, there is no pending or threatened claim, notice of violation, lawsuit, demand, action, or administrative proceeding against the Seller (in respect of the Company), DQE (in respect of the Company), Services I, Services II, Services, LP or any Company Subsidiary under or pursuant to any Environmental Law that is having or is reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect; (B) neither the Seller (in respect of the Company), DQE (in respect of the Company), Services I, Services II, Services, LP nor any Company Subsidiary is subject to any administrative or judicial consent order or decree in connection with any Environmental Laws or the release or threat of release of Hazardous Substances (as defined in Section 3.11(b)(ii)) that is having or is reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect; and (C) neither the Seller (in respect of the Company), DQE (in respect of the Company), Services I, Services II, Services, LP nor any Company Subsidiary has received written notice from any Person, including but not limited to any Governmental Authority, alleging that the Seller (in respect of the Company), DQE (in respect of the Company), Services I, Services II, Services, LP or any Company Subsidiary is in violation or potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved and which have or may, individually or in the aggregate, have or may have a Company Material Adverse Effect.

                        (iii) To the knowledge of the Seller, with respect to the real property that was formerly or is currently owned or leased by the Seller (in respect of the Company), DQE (in respect of the Company), Services I, Services II, Services, LP or any Company Subsidiary, there have been no releases or threats of releases of Hazardous Substances on or underneath or from any of such real property that, individually or in the aggregate, have or would be reasonably likely to result in a Company Material Adverse Effect.

                    (b)   For purposes of this Agreement:

                          (i) "Environmental Laws" shall mean all federal, state and local laws, common law, regulations, codes, policies, guidance documents, rules and ordinances relating to occupational health and safety, or pollution or protection of the environment, including, without limitation, laws (such as the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (CERCLA)) relating to releases or threatened releases of Hazardous Substances into the environment (including, without limitation, ambient air, surface water, groundwater, land, surface and subsurface strata).

                         (ii) "Hazardous Substances" shall mean any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "hazardous constituents", "restricted hazardous materials", "extremely hazardous substances", "toxic substances", "contaminants", "pollutants", "toxic pollutants", or words of similar meaning and regulatory effect under any applicable Environmental Law including, without limitation, petroleum and asbestos.

                    (c)   The representations and warranties set forth in this
Section 3.11 are the sole and exclusive representations and warranties relating to environmental matters made by the Seller in this Agreement.

               Section 3.12  No Breaches or Defaults. Except as disclosed on
Section 3.7 or Section 3.12 of the Seller Disclosure Schedule, the Company is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with the lapse of time or action by a third party, could result in a default by the Company under, nor, to the knowledge of the Seller, is any third party in breach or default in any material respect under, any Contract (as defined below), except, in any such case, for such breaches and defaults by the Company as to which requisite waivers or consents have been or will be obtained prior to the Closing Date and for such breaches and defaults that are not having nor are reasonably likely to have a Company Material Adverse Effect. The term "Contracts" means all written notes, bonds, mortgages, indentures, deeds of trust, licenses, franchises, permits, contracts, leases or other instruments, obligations or agreements of any kind to which Services I, Services II, Services, LP or any Company Subsidiary is a party or by which their properties or assets may be bound, provided, however, that for purposes of this Section 3.12, Contracts shall not include Seller Plans or agreements, if any, with any Governmental Authority regarding compliance with Environmental Laws.

               Section 3.13 Insurance. Section 3.13 of the Seller Disclosure Schedule describes the fire and casualty, general liability, business interruption, product liability, pollution and sprinkler and water damage insurance policies maintained by the Seller or DQE on behalf of the Company as well as a description of any self-insurance arrangement by or affecting the Company, including any reserves thereunder. To the knowledge of the Seller, all of such policies are in full force and effect, all premiums with respect thereto are currently paid and neither the Seller nor DQE has received any notice of cancellation or termination with respect to any such insurance policy.

               Section 3.14 Brokers or Finders. The Seller has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except Lehman Brothers, whose fees and expenses will be paid by the Seller in accordance with the Seller's agreements with such firm.

               Section 3.15  Competing Lines of Business. Except as set forth in
Section 3.15 of the Seller Disclosure Schedule, to the knowledge of the Seller, neither DQE, the Seller nor any Subsidiary of the Seller is, or owns, indirectly or directly, any interest in any other business which is a competitor of the Company.

               Section 3.16 Limitation on Representations and Warranties. Except for the representations and warranties contained in this Article III, neither the Seller, DQE nor any other Person or entity acting on behalf of the Seller or DQE makes any representation or warranty, express or implied, concerning the Membership Interests or the business, assets, or liabilities of the Company or any other matter. In addition, notwithstanding any other provision of this Agreement to the contrary, neither the Seller nor DQE makes any representations or warranties with respect to any of the Excluded Assets.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

               The Buyer represents and warrants to the Seller as follows:

               Section 4.1 Organization and Qualification. Except as set forth in Section 4.1 of the Schedule delivered by the Buyer to the Seller on the date hereof and attached to this Agreement (the "Buyer Disclosure Schedule") the Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite power and authority to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary other than in such jurisdictions where the failure to be in good standing or be so qualified is not reasonably likely, individually or in the aggregate, to have a Buyer Material Adverse Effect (as defined below). As used in this Agreement, the term "Buyer Material Adverse Effect" shall mean any material adverse effect on the ability of the Buyer to consummate the transactions contemplated by this Agreement and to perform its obligations hereunder; provided, however, that any such effect resulting from any change in law, rule, or regulation of any Governmental Authority that applies generally to similarly situated Persons shall not be included in the term "Buyer Material Adverse Effect." The term "Buyer Subsidiary" shall mean a Subsidiary of the Buyer.

               Section 4.2 Authority; Non-Contravention; Statutory Approvals; Compliance.

                    (a) Authority. The Buyer has all requisite corporate power and authority to enter into this Agreement and, subject to the receipt of the applicable Buyer Required Statutory Approvals (as defined in Section 4.2(c)) and applicable Buyer Required Consents (as defined in Section 4.2(b)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Buyer. No vote of, or consent by, the holders of any class or series of stock issued by the Buyer is necessary to authorize the execution and delivery by the Buyer of this Agreement or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Buyer and, assuming the due authorization, execution and delivery hereof by the Seller and DQE, constitutes the valid and binding obligation of the Buyer enforceable against it in accordance with its terms, subject to, to the extent applicable, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                    (b) Non-Contravention. Except as set forth in Section 4.2(b)(i) of the Buyer Disclosure Schedule, the execution and delivery of this Agreement by the Buyer does not, and the consummation of the transactions contemplated hereby will not, result in a Violation pursuant to any provisions of (i) the certificate of incorporation, by-laws or similar governing documents of the Buyer or any of the Buyer Subsidiaries, (ii) subject to obtaining the Buyer Required Statutory Approvals, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to the Buyer or any of the Buyer Subsidiaries or any of its or their respective properties or assets, or (iii) subject to obtaining the third-party consents set forth in Section 4.2(b)(iii) of the Buyer Disclosure Schedule (the "Buyer Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Buyer or any of the Buyer Subsidiaries is a party or by which they or any of their respective properties or assets may be bound or affected, except in the case of clause (ii) or (iii) for any such Violation which is not reasonably likely to have a Buyer Material Adverse Effect.

                    (c) Statutory Approvals. Except as described in Section 4.2(c) of the Buyer Disclosure Schedule (the "Buyer Required Statutory Approvals"), no declaration, filing or registration with, or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Buyer or the consummation by the Buyer of the transactions contemplated hereby, except those which the failure to obtain is not reasonably likely to have a Buyer Material Adverse Effect (it being understood that references in this Agreement to "obtaining" such Buyer Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law).

                    (d) Compliance. Except as set forth in Section 4.2(d)(i) or Section 4.3 of the Buyer Disclosure Schedule, neither the Buyer nor any of the Buyer Subsidiaries is under investigation with respect to any violation of, or has been given notice of or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment of any Governmental Authority, except for possible violations which are not reasonably likely to have a Buyer Material Adverse Effect. Except as set forth in Section 4.2(d)(ii) of the Buyer Disclosure Schedule or as disclosed in the Buyer SEC Reports filed prior to the date hereof, the Buyer and the Buyer Subsidiaries have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted except those that the absence of which is not reasonably likely to have a Buyer Material Adverse Effect. Except as set forth in Section 4.2(d)(iii) of the Buyer Disclosure Schedule, neither the Buyer nor any Buyer Subsidiary is in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default by the Buyer or any Buyer Subsidiary under (i) their respective certificates of incorporation or by-laws or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which they are a party or by which the Buyer or any Buyer Subsidiary is bound or to which any of their property is subject, except for possible violations, breaches or defaults which are not reasonably likely to have a Buyer Material Adverse Effect.

               Section 4.3 Litigation. Except as set forth in Section 4.3 of the Buyer Disclosure Schedule, (a) there are no claims, suits, actions or proceedings by any court, governmental department, commission, agency, instrumentality or authority or any arbitrator, pending or, to the knowledge of the Buyer, threatened, nor are there, to the knowledge of the Buyer, any investigations or reviews by any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or threatened against, relating to or affecting the Buyer or any Buyer Subsidiary which are reasonably likely to have a Buyer Material Adverse Effect, and (b) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to the Buyer or any Buyer Subsidiaries except for such that are not reasonably likely to have a Buyer Material Adverse Effect.

               Section 4.4 Investigation by the Buyer; the Seller's Liability. The Buyer has conducted its own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, software, technology and prospects of the Company, which investigation, review and analysis was done by the Buyer and its affiliates and, to the extent the Buyer deemed appropriate, by the officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives (collectively, "Representatives") of Buyer. The Buyer acknowledges that it and its Representatives have been provided adequate access to the personnel, properties, premises and records of the Company for such purpose. In entering into this Agreement, the Buyer acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations of the Seller, DQE or the Seller's or DQE's Representatives (except the specific representations and warranties of the Seller and, as applicable, DQE set forth in Article III of this Agreement), and the Buyer:

                    (a) acknowledges, except for the specific representations and warranties of the Seller and, as applicable, DQE set forth in Article III of this Agreement, that none of the Seller, Services I, Services II, Services, LP, or any Company Subsidiary or any of their respective directors, officers, shareholders, employees, affiliates, controlling Persons, agents, advisors or Representatives makes or has made any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information (including in materials furnished in the Seller's data room, in presentations by the Seller's management, on site visits or otherwise) provided or made available to the Buyer or its directors, officers, employees, affiliates, controlling Persons, agents or Representatives, and

                    (b) agrees, to the fullest extent permitted by law, that none of the Seller, Services I, Services II, Services, LP, or any Company Subsidiary or any of their respective directors, officers, employees, shareholders, affiliates, controlling Persons, agents, advisors or Representatives shall have any liability or responsibility whatsoever to the Buyer or its directors, officers, employees, affiliates, controlling Persons, agents or Representatives on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made (including in materials furnished in the Seller's data room, in presentations by the Seller's management, on site visits or otherwise) to the Buyer or its directors, officers, employees, affiliates, controlling Persons, advisors, agents or Representatives (or any omissions therefrom), including in respect of the specific representations and warranties of the Seller and, as applicable, DQE set forth in Article III of this Agreement.

               For the avoidance of doubt, the foregoing limitations, representations and warranties, acknowledgments and agreements of the Buyer set forth in this Section 4.4 shall not modify, limit or effect in any way the specific representations and warranties of the Seller and, as applicable, DQE set forth in Article III of this Agreement, and shall not apply to or limit the Seller's and DQE's indemnification obligations contained in Article IX, recognizing that such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X.

               Section 4.5 Acquisition of Membership Interests for Investment; Ability to Evaluate and Bear Risk.

                    (a) The Buyer is acquiring the Membership Interests for investment and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Membership Interests. The Buyer acknowledges that the Membership Interests have not been registered under the Securities Act and agrees that the Membership Interests may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and any applicable state securities laws, except pursuant to an exemption from such registration under the Securities Act and any applicable state securities laws.

                    (b) The Buyer is able to bear the economic risk of holding the Membership Interests for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Membership Interests.

               Section 4.6 Financing. The Buyer has or will have available, prior to the Closing, sufficient cash in immediately available funds to pay the Purchase Price pursuant to Article I hereof and to consummate the transactions contemplated hereby.

               Section 4.7 Brokers or Finders. The Buyer has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except API, whose fees and expenses will be paid by the Buyer in accordance with the Buyer's agreement with such firm.

                                   ARTICLE V
                     CONDUCT OF BUSINESS PENDING THE CLOSING

               Section 5.1   Covenants of the Seller. As used in this
Section 5.1, the terms "Company", "Company Subsidiary" and "Company Subsidiaries", and any reference to their assets, shall not be read or deemed to include the Excluded Assets. After the date hereof and prior to the Closing or earlier termination of this Agreement, the Seller agrees that, except as set forth in Section 5.1 of the Seller Disclosure Schedule and except (i) as expressly contemplated in or permitted by this Agreement or (ii) to the extent the Buyer shall otherwise consent in writing, which decision regarding consent shall be made as soon as reasonably practical, and which consent shall not be unreasonably withheld, conditioned or delayed:

                    (a) the business of the Company shall be conducted in the ordinary and usual course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, the Company shall use its commercially reasonable efforts to preserve its business organization intact and maintain its existing relations and goodwill with customers, suppliers, creditors, regulators, lessors, employees and business associates;

                    (b) neither Services I, Services II, Services, LP nor any Company Subsidiary shall (i) amend its certificate of formation, operating agreement or other operating documents; (ii) issue any new membership or other ownership interests; (iii) declare, set aside or pay any dividend payable in cash, stock or property in respect of any of its membership or other ownership interests; or (iv) repurchase, redeem or otherwise acquire any of its membership or other ownership interests or any securities convertible into or exchangeable or exercisable for any of its membership or other ownership interests;

                    (c) neither Services I, Services II nor Services, LP nor any Company Subsidiary shall (i) issue, sell, pledge, dispose of or encumber any equity interests of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any of its equity interests; or (ii) make any commitments for, make or authorize any capital expenditures (other than (A) capital expenditures not in excess of $150,000 in the aggregate incurred in connection with the repair or replacement of facilities destroyed or damaged due to casualty or accident (to the extent not covered by insurance), (B) as required by law or by any consent agreement with a Governmental Authority by which the Company, or its assets, is bound, or (C) in amounts less than $150,000 in the aggregate);

                    (d) the Company shall not terminate, establish, adopt, enter into, make any new grants or awards of stock-based or membership-based compensation or other benefits under, amend or otherwise modify any Seller Plan or increase the salary, wage, bonus or other compensation of any directors, officers or employees except (i) for grants or awards to directors, officers and employees under existing Seller Plans in such amounts and on such terms as are consistent with past practice, (ii) in the normal and usual course of business (which shall include normal periodic performance reviews and related plans and the provision of individual Seller Plans consistent with past practice for newly hired or appointed officers and employees), or (iii) for actions necessary to satisfy existing contractual obligations under Seller Plans existing as of the date hereof; provided, however, that the Seller shall have satisfied its obligations with respect to the Seller Plans under this provision if DQE maintains the Seller Plans in such a manner as to comply with this provision;

                    (e) the Seller, on behalf of the Company, shall maintain insurance in such amounts and against such risks and losses as are consistent with the insurance heretofore maintained by the Seller or DQE on behalf of the Company; provided, however, that the Seller shall have satisfied its obligations under this provision if DQE maintains such insurance on behalf of the Seller;

                    (f) the Seller shall promptly provide the Buyer with copies of all filings made by the Seller or the Company with, and inform the Buyer of any communications received from, any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby;

                    (g) the Seller shall, and shall cause the Company to, use all commercially reasonable efforts to promptly obtain all of the Seller Required Consents and the Seller Required Statutory Approvals. The Seller shall promptly notify the Buyer of any failure or prospective failure to obtain any such consents or approvals and shall provide copies of all of the Seller Required Consents and the Seller Required Statutory Approvals obtained by the Seller and the Company to the Buyer;

                    (h) The Seller will promptly notify the Buyer in writing if the Seller becomes aware of any fact or condition that causes or constitutes a breach of any of the Seller's representations or warranties, or that would constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of the occurrence or discovery of such fact or condition or if such representation or warranty were not qualified by the term Company Material Adverse Effect. The Seller will promptly notify the Buyer of the occurrence of any breach of any covenant of Seller in this Agreement, or of the occurrence or any event that may make the satisfaction of the conditions in Sections 7.1 and 7.2 impossible or unlikely; and

                    (i) the Seller shall not, and the Seller shall not permit the Company to, willfully take any action that would or is reasonably likely to result in a breach of any provision of this Agreement or in any of its representations and warranties set forth in this Agreement being untrue on and as of the Closing Date or to unduly delay the Closing.

               Section 5.2 Covenants of the Buyer. After the date hereof and prior to the Closing Date or earlier termination of this Agreement, the Buyer agrees, as to itself and to each of the Buyer Subsidiaries, as follows except as expressly contemplated or permitted in this Agreement or to the extent the Seller shall otherwise consent in writing, which decision regarding consent shall be made as soon as reasonably practical, and which consent shall not be unreasonably withheld, conditioned or delayed:

                    (a) the Buyer shall promptly provide the Seller with copies of all filings made by the Buyer or any of the Buyer Subsidiaries with, and inform the Seller of any communications received from, any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby;

                    (b) the Buyer shall, and shall cause the Buyer Subsidiaries to, use all commercially reasonable efforts to promptly obtain all of the Buyer Required Consents and the Buyer Required Statutory Approvals. The Buyer shall promptly notify the Seller of any failure or prospective failure to obtain any such consents or approvals and, if requested by the Seller, shall provide copies of all of the Buyer Required Consents and the Buyer Required Statutory Approvals obtained by the Buyer to the Seller;

                    (c) the Buyer will promptly notify the Seller in writing if the Buyer becomes aware of any fact or condition that causes or constitutes a breach of any of the Buyer's representations or warranties, or that would constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of the occurrence or discovery of such fact or condition or if such representation or warranty were not qualified by the term Buyer Material Adverse Effect. The Buyer will promptly notify the Seller of the occurrence of any breach of any covenant of the Buyer in this Agreement, or of the occurrence of any event that may make the satisfaction of the conditions in Sections 7.1 and 7.3 impossible or unlikely; and

                    (d) the Buyer shall not, and the Buyer shall not permit any of the Buyer Subsidiaries to, willfully take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement or in any of its representations and warranties set forth in this Agreement being untrue on and as of the Closing Date or to unduly delay the Closing.

               Section 5.3   Mutual Covenants of the Parties.

                    (a) Notwithstanding any other provision of this Agreement to the contrary, the Seller and the Buyer expressly agree that prior to the Closing, the Seller shall cause any and all of Services I's, Services II's, Services, LP's and the Company Subsidiaries' right, title and interest in and to all of those assets set forth on Section 5.3 of the Seller Disclosure Schedule (collectively, the "Excluded Assets") to be assigned and transferred, without any warranty of title, condition or otherwise, and all such Excluded Assets to be delivered, by Services I, Services II, Services, LP, and the Company Subsidiaries, as applicable, to the Seller or such third party as the Seller may designate, and all of the obligations and liabilities of Services I, Services II, Services, LP or any Company Subsidiary in respect of any such Excluded Assets to be assumed by the Seller or such third party, as the case may be. For the avoidance of doubt, liabilities and obligations of DQE, the Seller or the Company relating to the Excluded Assets shall be Buyer Indemnifiable Losses and subject to the Seller's and DQE's indemnification obligations under Article IX.

                    (b) Notwithstanding any other provision of this Agreement to the contrary, the Seller and the Buyer expressly agree that prior to the Closing, the Seller shall cause any and all of the Seller's and any Subsidiary of the Seller's right, title and interest in and to the Integrated Assets to be assigned and transferred free and clear of all Encumbrances (other than Permitted Encumbrances), but without any other warranty of condition or otherwise, and all such Integrated Assets to be delivered, by the Seller or any Subsidiary of the Seller, as applicable, to the Company, and all of the performance obligations of DQE, the Seller, any Subsidiary of the Seller and the Company which arise after the Closing and relate to the contracts included among the Integrated Assets listed on Section 3.3 of the Seller Disclosure Schedule and all liabilities of the Seller, any Subsidiary of DQE, the Seller, any Subsidiary of the Seller and the Company, direct or indirect, known or unknown, absolute or contingent, which arise after the Closing and relate to the Integrated Assets listed on Section 3.3 of the Seller Disclosure Schedule, provided, however, that the provisions of this Section 5.3(b) shall not limit the representations and warranties of the Seller set forth in the last sentence of
Section 3.3 or the Seller's and DQE's indemnification obligations under Article IX, recognizing that such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X. For avoidance of doubt, liabilities and obligations of DQE, the Seller, any Subsidiary of the Seller or the Company relating to the Integrated Assets which arise prior to the Closing shall be Buyer Indemnifiable Losses and subject to the Seller's and DQE's indemnification obligations under Article IX, and liabilities and obligations of DQE, the Seller, any Subsidiary of the Seller or the Company relating to the Integrated Assets which arise after the Closing and are not a breach of a representation or warranty made by the Seller in respect of any such Integrated Asset shall be Seller Indemnifiable Losses and subject to the Buyer's indemnification obligations under Article IX recognizing that all such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X.

                    (c) The parties agree that the Buyer shall not be responsible for any, and the Seller agrees to pay for all, costs or expenses associated with assigning and transferring the Excluded Assets and the Integrated Assets, as contemplated by Section 5.3.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

               Section 6.1 Access to Company Information. Upon reasonable notice, the Seller shall, and shall cause Services I, Services II or Services, LP, and each Company Subsidiary, to, afford to the Representatives of the Buyer reasonable access, during normal business hours throughout the period prior to the Closing Date, to all of the Company's properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) and the Affected Employees and, during such period, the Seller shall, and shall cause Services I, Services II or Services, LP, and each Company Subsidiary, to, furnish promptly to the Buyer and its Representatives, (i) access to each report, Schedule and other document filed or received by the Seller (with respect to the Company) or the Company pursuant to the requirements of federal or state securities laws or filed with or sent to any federal or state regulatory agency or commission and (ii) access to all information concerning the Integrated Assets and the Company and its respective directors and officers and such other matters as may be reasonably requested by the Buyer or its Representatives in connection with any filings, applications or approvals required or contemplated by this Agreement or for any other reason related to the transactions contemplated by this Agreement; provided, however, that (i) any such access shall be granted only in such a manner as not to interfere unreasonably with the Seller's business operations in respect of the Company or otherwise, (ii) upon being granted such access, the Buyer shall not interfere with the Seller's business operations in respect of the Company or otherwise,
(iii) in granting any such access the Seller, Services I, Services II, Services, LP and the Company Subsidiaries shall not be required to take any action that would constitute a waiver of any legal privilege, including the attorney-client privilege, the work product privilege and the self critical investigation privilege, (iv) in granting any such access, the Seller, Services I, Services II, Services, LP and the Company Subsidiaries shall not be required to provide the Buyer with access to any information which the Seller, Services I, Services II, Services, LP or any Company Subsidiary is under a legal or contractual obligation to withhold from disclosure, and (v) in granting such access, the Seller, Services I, Services II, Services, LP and the Company Subsidiaries shall not be required to provide the Buyer with access to any information that relates exclusively to the Excluded Assets, provided that, in all cases, the Seller shall be entitled to redact information relating to the Excluded Assets from any information to which the Buyer is granted access. The Buyer shall, and shall cause its Subsidiaries and Representatives to, hold in strict confidence all documents and information concerning the Seller or the Company furnished or made available to it in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, dated January 5, 2001, entered into by and among the Seller, DQE and the Buyer (as amended on April 12, 2002, the "Confidentiality Agreement"); provided, however, that the Buyer shall not be in breach of the Confidentiality Agreement if, following the Closing, it uses Proprietary Information (as defined in the Confidentiality Agreement) that is or was developed for, used by, or otherwise related to the operations of the Company; provided, further, that notwithstanding the foregoing, in no event shall the Buyer or any Buyer Subsidiary (including after the Closing, the Company) directly disclose any such Proprietary Information in any manner that is inconsistent with paragraph (iv) of the Acknowledgment and Amendment to the Confidentiality Agreement dated April 12, 2002 (except for disclosures made after the Closing to either Robert Haas or Violet Vela Divin but, in either case, only if such person shall have been hired by the Company and except for disclosures of (i) employee information related to Affected Employees, (ii) purchase contracts for goods and services of the Company that were in effect prior to the Closing, (iii) work orders of the Company relating to the balance sheet of the Company at the Closing, and (iv) such other information the disclosure of which is approved by the Seller and DQE).

               Section 6.2 Regulatory Matters. The Seller and the Buyer shall cooperate and use all commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain all necessary permits, consents, approvals and authorizations of all Governmental Authorities necessary or advisable to obtain the Seller Required Statutory Approvals and the Buyer Required Statutory Approvals; provided, however, that the Seller and the Buyer shall cooperate to prepare and file any such applications, notices, petitions, filings and other documents timely in order to obtain all such approvals on or before the Initial Termination Date (as defined in Section 8.1(c)) and shall thereafter cooperate to diligently prosecute all such applications, notices, petitions, filings and other documents. The Buyer shall not be required to dispose of or change any portion of its existing business or to incur any other burden expense to obtain a Seller Required Statutory Approval and the Seller shall not be required to dispose of or change any portion of its existing business or to incur any other burden expense to obtain a Buyer Required Statutory Approval. The Buyer shall be precluded from including in any application for regulatory approval contingencies relating to rate treatment of acquisition premiums.

               Section 6.3 Consents. The Seller and the Buyer agree to use all commercially reasonable efforts to obtain the Seller Required Consents and the Buyer

Required Consents, respectively, and to cooperate with each other in connection with the foregoing. The Buyer shall not be required to dispose of or change any portion of its existing business or to incur any other burden expense to obtain a Seller Required Consent and the Seller shall not be required to dispose of or change any portion of its existing business or to incur any other burden expense to obtain a Buyer Required Consent.

               Section 6.4   Directors' and Officers' Indemnification.

                    (a) Indemnification. To the fullest extent permitted by law, from and after the Closing Date, all rights to indemnification existing immediately prior to the Closing in favor of the current and former employees, agents, directors or officers of Services I, Services II, Services, LP and each Company Subsidiary (each, a "Company Indemnified Party" and, collectively, the "Company Indemnified Parties") with respect to their activities as such prior to or on the Closing Date, as provided in Services I's, Services II's, Services, LP's and each Company Subsidiary's respective certificates of formation, operating agreement, or other organizational documents in effect on the date of such activities or otherwise in effect on the date hereof, shall survive the Closing and shall continue in full force and effect for a period of not less than six (6) years from the Closing Date, provided that, in the event any claim or claims are asserted or made within such six (6) year period, all such rights to indemnification in respect of any claim or claims shall continue until final disposition of such claim or claims. For the avoidance of doubt, liabilities and obligations of the Company to Company Indemnified Parties resulting from the rights to indemnification contemplated by this Section 6.4 and attributable to pre-Closing activities shall be Buyer Indemnifiable Losses and subject to the Seller's and DQE's indemnification obligations under Article IX, recognizing that such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X.

                    (b) Insurance. For a period of six (6) years after the Closing Date, DQE or the Seller shall maintain policies of directors' and officers' liability insurance for those Persons covered by such policies maintained by the Seller or DQE on behalf of the Company immediately prior to the Closing in respect of pre-Closing acts or omissions on terms no less favorable than the terms of such current insurance coverage.

                    (c) Successors. In the event that after the Closing Date, Services I, Services II, Services, LP or any Company Subsidiary or any of their respective successors or assigns (i) consolidates with or merges into any other Person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person or entity, then and in either such case, proper provisions shall be made so that the successors and assigns of Services I, Services II, Services, LP or any such Company Subsidiary, as the case may be, shall assume the obligations set forth in this Section 6.4.

                    (d) Benefit. The provisions of this Section 6.4 are intended to be for the benefit of, and shall be enforceable by, each Company Indemnified Party, his or her heirs and his or her representatives.

               Section 6.5 Public Announcements. Except as may be required by law, applicable rules and regulations, or by obligations pursuant to any listing agreement with or rules of any national securities exchange, DQE, the Seller and the Buyer shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to this Agreement and the transactions contemplated hereby and shall keep the terms of this Agreement confidential prior to Closing and shall not make any disclosure of this Agreement to any Person. The Seller and the Buyer shall consult with each other concerning the means by which the Company's employees, customers, suppliers and other Persons dealing with the Company will be informed of the transaction contemplated by this Agreement and representatives of the Buyer shall have the right to be present for any such communication at any general meeting of the employees.

               Section 6.6   Workforce Matters.

                    (a) Prior to the Closing, the Buyer shall make a "qualifying offer" of employment as that term is defined in the AquaSource Severance Policy dated January 1, 2002 (the "Severance Policy" and, such qualifying offer, a "Qualifying Offer") to each of the employees of the Seller identified in Section 6.6(a) of the Seller Disclosure Schedule (such individuals, the "Affected Employees"). The Qualifying Offers shall be subject to Closing and contingent on the Affected Employee satisfying the Buyer's drug testing policy and other requirements imposed by applicable law, such as the Immigration Reform and Control Act of 1986, as applicable (the "Hiring Conditions"). Subject to Closing and satisfaction of the applicable Hiring Conditions, such Qualifying Offers shall be accepted or rejected by the Affected Employees prior to the Closing Date, to be effective immediately after the Closing. In connection with the hiring process for Affected Employees, the Buyer shall comply with applicable laws pertaining to labor and employment, including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans With Disabilities Act, the Rehabilitation Act and comparable state and local laws.

                    (b) Effective immediately after the Closing, the Company shall assume, and continue in effect for a period of not less than twelve (12) months from the Closing Date, the Severance Policy for the benefit of all Affected Employees who have accepted Qualifying Offers and satisfied the Hiring Conditions (the "Severance Obligations"), except that for purposes of the assumption, all references in the Severance Policy to "AquaSource" shall be to the Company, and all references to "any DQE Subsidiary" shall be to any Buyer Subsidiary. If any Affected Employee does not accept a Qualifying Offer or does not satisfy the Hiring Conditions, then the Buyer shall have no further obligation to such Affected Employee or to the Seller or DQE with regard to such Affected Employee. For the avoidance of doubt, liabilities and obligations in respect of Affected Employees who do not accept a Qualifying Offer or satisfy the applicable Hiring Conditions shall be Buyer Indemnifiable Losses and subject to the Seller's and DQE's indemnification obligations under Article IX, recognizing that such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X. As between the Seller and the Buyer, neither the Seller nor DQE shall be obligated to provide any severance or separation pay benefits to any

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

Affected Employee who has accepted a Qualifying Offer and satisfied the Hiring Conditions on account of any termination of such Affected Employee's employment after the Closing. Pursuant to Section 10 of the Retention Agreements, effective upon the Closing, the Company hereby assumes and agrees to perform the Seller's obligations under the Retention Agreements in the same manner and to the same extent that the Seller would be required to perform, had such succession not taken place. In addition, effective upon the Closing, (i) DQE and the Seller hereby assign to the Company those agreements set forth in Section 3.10(c) of the Seller Disclosure Schedule and (ii) the Company hereby assumes and agrees to perform the Seller's or DQE's obligations which arise after the Closing under those agreements set forth in Section 3.10(c) of the Seller Disclosure Schedule, provided, however, that DQE and the Seller retain sufficient rights under such agreements necessary to satisfy their respective obligations contemplated by the last sentence of Section 6.17(a). For the avoidance of doubt, liabilities and obligations of DQE, the Seller or the Company which arise after the Closing under the Retention Agreement and those agreements set forth in Section 3.10(c) of the Seller Disclosure Schedule shall be Seller Indemnifiable Losses and subject to the Seller's indemnification obligations under Article IX, recognizing that such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X.

                    (c) The Buyer shall be responsible for providing any continuation coverage required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") in respect of Affected Employees who experience a qualifying event (within the meaning of COBRA) after the Closing, except for those Affected Employees who do not accept a Qualifying Offer or who do not satisfy the Hiring Conditions. The Buyer shall not have any further responsibility for compliance with the continuation coverage requirements under COBRA with respect to any other employees of the Seller or DQE. The Seller shall be responsible for providing continuation coverage required under COBRA in respect of Affected Employees who experience a qualifying event (within the meaning of COBRA) before the Closing Date and in respect of Affected Employees who do not accept a Qualifying Offer or who do not satisfy the Hiring Conditions.

                    (d) The Seller shall be responsible for any notices required to be given under, or otherwise comply with, the WARN Act or similar statutes or regulations of any jurisdiction relating to any "plant closing" or "mass layoff" or similar triggering event ordered by DQE or the Seller with respect to the Affected Employees prior to or on the Closing Date. The Buyer shall be responsible for any notices required to be given under, or otherwise comply with, the WARN Act or similar statutes or regulations of any jurisdiction relating to any "plant closing" or "mass layoff" or similar triggering event ordered by the Buyer or any Buyer Subsidiary after the Closing with respect to the Affected Employees who have accepted a Qualifying Offer and satisfied the Hiring Conditions. For the avoidance of doubt, for purposes here, the parties intend for the "effective date" within the meaning of the WARN Act to refer to and mean the Closing Date. To the extent possible, the Buyer and the Seller agree to treat the Buyer as a "successor employer" and the Seller or one or more of its affiliates as a "predecessor employer" within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code, with respect to Affected Employees, for purposes of Taxes imposed under the United States Federal Unemployment Tax or the United States Federal Insurance Contributions Act. Provided that the Buyer fully performs its obligations to make Qualifying Offers and to employ Affected Employees who accept such Qualifying Offers pursuant to this Section 6.6, the Seller and DQE shall, jointly and severally, indemnify and hold harmless the Buyer against any liabilities related to any WARN Act obligations arising from the transactions contemplated hereby attributable to the actions of the Seller or DQE.

                    (e) The Buyer expressly agrees that (i) from the date hereof until the first anniversary of the Closing Date, it will not directly or indirectly solicit for employment, other than through solicitations made to the general public, any of those persons listed on Section 6.6(e) of the Seller Disclosure Schedule, and from the Closing Date until the first anniversary of the Closing Date, it will cause the Company not to directly or indirectly solicit for employment, other than through solicitations made to the general public, those persons listed on Section 6.6(e) of the Seller Disclosure Schedule and (ii) from the date hereof until the first anniversary of the Closing Date, it will not employ any of those persons listed on Section 6.6(e) of the Seller Disclosure Schedule, unless it shall have first given notice to the Seller of its intent to make an offer of employment to any such persons, and, from the Closing Date until the first anniversary of the Closing Date, it will cause the Company not to employ any of those persons listed on Section 6.6(e) of the Seller Disclosure Schedule, unless it shall have first given notice to the Seller of its intent to make an offer of employment to any such persons.

               Section 6.7   Seller Plans.

                    (a) Continued Employment; Service Credit. The Buyer does not, indirectly or directly, assume or otherwise take responsibility for contribution to benefits under, COBRA continuation coverage under, or the administration, maintenance, or sponsorship of, any Seller Plan other than the Severance Obligations and the Retention Agreements, nor shall there be any transfer of assets or liabilities of any Seller Plan to any plan, program or arrangement maintained by the Buyer or any of its affiliates. For the avoidance of doubt, liabilities and obligations of the Seller Plans (other than the Severance Obligations and the Retention Agreements) shall be Buyer Indemnifiable Losses and subject to the Seller's and DQE's indemnification obligations under
Article IX, recognizing that such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X. However, if any Affected Employee becomes a participant in any employee benefit plan, practice or policy of the Buyer or any of its affiliates to the extent reasonably permitted by applicable law and existing insurance contracts, such Affected Employee shall be given credit under such plan for all service prior to the Closing Date with the Company, any of its affiliates, any ERISA Affiliate or any predecessor employer to the extent such credit was given by the Company, any of its affiliates, any ERISA Affiliate or any predecessor employer under a Seller Plan, and for all service with the Buyer or any of its affiliates on and after the Closing Date but prior to the time such employee becomes such a participant, for purposes of determining eligibility, vesting, benefit accrual and for all other purposes for which such service is either taken into account or recognized; provided, however, such service need not be credited to the extent it would result in a duplication of benefits, including for purposes of benefit accrual under defined benefit plans. Further, the Buyer shall, and shall cause its affiliates to, to the extent reasonably permitted by applicable law and existing insurance contracts, (i) waive all limitations as to preexisting conditions exclusions and waiting periods with respect to participation and coverage requirements applicable to each Affected Employee under any welfare plan or welfare benefit plan in which the Affected Employee participates on or after the Closing Date, except to the extent of limitations or waiting periods that are already in effect with respect to the Affected Employee as of the Closing Date under the Seller Plans and that have not been satisfied as of the Closing Date and (ii) credit each Affected Employee for any co-payments and deductibles paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements for the year in which the Closing Date occurs under any welfare plan or welfare benefit plan in which the Affected Employee participates on or after the Closing Date. The parties acknowledge that the welfare plans which the Buyer will make available to the Affected Employees will provide benefits substantially similar to those provided by the welfare plans of the Buyer and the Buyer Subsidiaries for their current employees. As of the Closing, the Company and its affiliates shall cease to provide coverage and benefits for Affected Employees and their dependents and beneficiaries under any benefit plan maintained by the Seller or DQE or any of their respective affiliates, except as required by applicable law. The provisions of this Section 6.7 shall not create or modify any Seller Plan (other than the Severance Obligations) or employee benefit plans or agreements of the Buyer.

                    (b) Continuation of Agreements. The Buyer shall, and shall cause the Company to, assume and honor the obligations arising under the Severance Obligations and the Retention Agreements according to the terms thereof.

               Section 6.8 Tax Treatment. Neither the Seller nor the Buyer shall make or file any election under Section 338 of the Code (or any similar provision of the law of any state or other taxing jurisdiction) with respect to the purchase of the Membership Interests (or the acquisition of shares in any Company Subsidiary) in connection with the transactions contemplated by this Agreement. For purposes of all Tax Returns and other applicable filings, the Buyer and the Seller will each report the transactions contemplated hereby as a purchase and sale, respectively, of the Membership Interests.

               Section 6.9 Tax Indemnity and Tax Returns. Notwithstanding any other provision of this Agreement to the contrary, the Seller and DQE shall, jointly and severally, indemnify, defend and hold harmless each Buyer Indemnitee (as defined in Section 9.1(a)), and the Buyer shall indemnify, defend and hold harmless each Seller Indemnitee (as defined in Section 9.1(b)) from and against any and all of the liabilities of the Seller and DQE, and the Buyer, respectively, as set forth below:

                    (a) The Seller and DQE shall be liable for, shall pay to the appropriate Tax authorities (or shall pay to the Company as a reimbursement of Taxes paid to the appropriate Tax authorities for a Straddle Period (as defined below) Tax Return), and shall indemnify and hold the Buyer and the Company harmless against, all Taxes of the Company that relate to (i) the taxable periods ending before or on the Closing Date (other than Taxes attributable to transactions not in the ordinary course of business occurring after the Closing which are effectuated or initiated by the Buyer), (ii) any taxable period that includes but does not end on the Closing Date (a "Straddle Period"), but only to the extent that such Taxes relate to the portion of such Straddle Period up to and including the Closing Date, and (iii) any liability for Taxes of the consolidated group of which DQE or the Seller is the common parent arising under Treasury Regulations section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferor or successor, by contract or otherwise. The Seller shall be entitled to all Tax refunds (including interest) attributable to the taxable periods for which it is liable.

                    (b) The Buyer shall be liable for, shall pay to the appropriate Tax authorities, and shall indemnify and hold the Seller and DQE harmless against all Taxes of the Company that relate to (i) the taxable periods that begin after the Closing Date (including, for this purpose, any Taxes attributable to transactions not in the ordinary course of business occurring after the Closing which are effectuated or initiated by the Buyer) and (ii) the portion of any Straddle Period commencing with the first day after the Closing Date. The Buyer shall be entitled to any Tax refund (including interest) attributable to the taxable periods for which it is so liable.

                    (c) The obligations of the parties to indemnify each other pursuant to this Section 6.9 shall continue until the statutory period of limitations (taking into account any extensions or waivers thereof) for the assessment of Taxes, covered by this Section 6.9, has expired. Any payment due to an indemnified party pursuant to this Section 6.9 shall be paid promptly by the indemnifying party upon receipt of written notice and, for further clarification, shall not be subject to, or included in, the Indemnity Basket (as defined in Section 9.3(b)) or the Indemnity Cap (as defined in Section 9.3(b)).

                    (d) No party shall take any action the purpose and intent of which is to prejudice the defense of any claim subject to indemnification hereunder or to induce a third party to assert a claim subject to indemnification hereunder.

                    (e) After the Closing, each of the Seller and the Buyer shall notify the chief tax officer of the other party in writing (including by telecopier) within ten (10) days of the receipt of any written notice of any pending or threatened Audit (as defined below) which, if determined adversely, could be grounds for indemnification under this Section 6.9 (a "Tax Claim"); provided, however, that any failure to give such notice shall not affect the rights of the parties hereunder unless and to the extent such failure materially and adversely affects the indemnifying party's right to participate in and defend such Tax Claim. The Seller shall have the right at its expense to participate in and control the conduct of any Tax Claim of or attributable to the Company relating to taxable periods ending on or before the Closing Date and to employ counsel of its own choice at its expense; provided, however, that the Seller shall not settle any such Tax Claim or make or agree to any adjustment in any manner without the consent of the Buyer, which consent shall not be unreasonably withheld, conditioned or delayed; and provided, further, that the Buyer shall have the right to participate in (but not to control) such Tax Claim. If the Seller fails to participate in any Tax Claim of the Company relating to taxable periods ending on or before the Closing Date for which notice was provided pursuant to this Section 6.9(e), the Buyer may defend and settle such Tax Claim in such manner as it may deem appropriate in its sole discretion. Except as set forth above in the first sentence of this Section 6.9(e), the Buyer shall control the conduct of any Tax Claim of the Company relating to any taxable period ending after the Closing Date and may defend and settle such Tax Claim in such manner as it may deem appropriate in its sole discretion. The term "Audit" means any audit, assessment of Taxes, reassessment of Taxes, or other examination by any Governmental Authority or any judicial or administrative proceedings or appeal of such proceedings.

                    (f) All indemnity payments made by DQE or the Seller to the Buyer, or by the Buyer to the Seller, pursuant to this Agreement shall, to the maximum extent permitted under the Code (or other applicable Tax law), be treated for all Tax purposes as adjustments to the consideration paid with respect to the Membership Interests.

                    (g) The Seller shall prepare and file, or cause to be prepared and filed, when due all Tax Returns that are required to be filed by or with respect to the Company for taxable years or periods ending on or before the Closing Date. The Buyer shall prepare and file, or cause to be prepared and filed, when due all Tax Returns that are required to be filed by or with respect to the Company for taxable years or periods ending after the Closing Date. Any Tax Return required to be filed by the Buyer relating to any Straddle Period shall be prepared based on past practice and submitted (with copies of any relevant Schedules, work papers and other documentation then available) to the Seller for the Seller's approval not less than thirty (30) days prior to the due date for the filing of such Tax Return, which approval shall not be unreasonably withheld. The Seller and the Buyer shall make available all books and records and cooperate with each other as reasonably necessary for the preparation and filing of any Tax Returns relating to the Company.

                    (h) Except as otherwise provided in this Agreement, any tax sharing agreement between DQE and/or the Seller (including any of its Subsidiaries) and the Company will be terminated with respect to the Company as of the Closing Date, and the Company shall not have any obligation after the Closing Date to make any payment under any such tax sharing agreement.

               Section 6.10 Transfer Taxes. Notwithstanding any other provision of this Agreement to the contrary, the Buyer shall pay (a) all transfer (including real property transfer and documentary transfer) Taxes and fees imposed with respect to the transactions contemplated hereby and (b) all sales, use, gains (including state and local transfer gains), excise and other transfer or similar Taxes imposed with respect to the transactions contemplated hereby; provided, however, that the Buyer shall not be responsible for any, and the Seller shall pay all, costs, fees or Taxes imposed in respect of the transfer of the Excluded Assets and the Integrated Assets, as contemplated by Section 5.3 of this Agreement. The Seller shall execute and deliver to the Buyer, and the Buyer shall execute and deliver to the Seller at the Closing any certificates or other documents as the requesting party may reasonably request in order to perfect any exemption from any such transfer, documentary, sales, use, gains, excise or other Taxes, or to otherwise comply with any applicable reporting requirements with respect to any such Taxes.

               Section 6.11  Financial Information.

                    (a) After the Closing, upon reasonable written notice, the Buyer and the Seller shall furnish or cause to be furnished to each other and their respective accountants, counsel and other Representatives, during normal business hours, such information (including records pertinent to the Company) as is reasonably necessary for financial reporting and accounting matters of the party to whom information is furnished.

                    (b) At the Closing, all books and records of the Company, including all financial and accounting information and all of the books, records, files and other information maintained with respect to the business of the Company, will be either delivered to Buyer or made available for pickup by Buyer. The Buyer shall retain all such books and records of the Company for such period after the Closing Date as Buyer may determine, provided that before disposing of such books or records, the Buyer shall give notice of its intent to do so to the Seller and give the Seller an opportunity for thirty (30) days after such notice to remove and retain all or any part of such books or records as the Seller may select.

                    (c)   Without limiting the generality of the provisions of
Section 6.16(b) below, any information provided by the Buyer to the Seller under the provisions of this Section 6.11 shall be Confidential Information of the Company (as defined in Section 6.16(b)).

               Section 6.12 Transition Services. Except as agreed to in writing by the Seller and the Buyer, all data processing, accounting, insurance, banking, personnel, legal, communications and other products and services provided to the Company by the Seller or any affiliate of the Seller, including any agreements or understandings (written or oral) with respect thereto, shall terminate simultaneously with the Closing without any further action or liability on the part of the parties thereto. Notwithstanding the foregoing, in the absence of a written agreement, at the Buyer's request, the Seller shall provide, for a period of six (6) months after the Closing, services (similar to those contemplated by the preceding sentence as shall be mutually agreed to by the parties) to the Company, which services, at the Buyer's request, shall be provided at a price for such services that is equal to DQE's or the Seller's Actual Cost (as defined below) for such services, as the case may be, to be paid on a monthly basis by the Buyer to DQE or the Seller. The term "Actual Cost" shall mean the sum of (A) the reasonable costs or expenses actually incurred by the Seller or DQE attributable to the provision of transition services to the Buyer, including (i) the reasonable salary and benefits for personnel performing transition services for those hours when such personnel are performing transition services, (ii) reasonable payments to temporary contract employees for, or related to, transition services, and (iii) reasonable payments to vendors and other third parties for, or related to, transition services, and (B) costs of the Seller or DQE, including all overheads, that cannot be specifically identified with a particular service or product provided to the Buyer but that are reasonably allocable to the products or services rendered by the Seller or DQE. At the request of the Buyer prior to Closing, the Seller and the Buyer will cooperate to negotiate reasonable and mutually acceptable terms upon which specific transition services will be provided after the Closing. In addition, at the request of the Buyer prior to the Closing, the Seller and the Buyer will cooperate to negotiate reasonable and mutually acceptable terms pursuant to which the Seller, to the extent it retains, following the Closing, an ownership or leasehold interest in the office building located in the Brittmoore-Tanner Industrial Park, shall lease to the Company for a period of one (1) year following the Closing Date (or such shorter period of time in the event that the Seller's ownership or leasehold interest shall expire or terminate prior to the conclusion of such one year period) such space in said office building that is substantially equivalent to the space that the Company is using in said building on the date hereof at a monthly rent payment equal to the Seller's actual costs in respect of such space.

               Section 6.13 Update of the Seller Disclosure Schedule. The Seller may from time to time prior to or on the Closing Date by notice in accordance with this Agreement supplement or amend the Seller Disclosure Schedule, including one or more supplements or amendments thereto, to promptly disclose any fact, event or circumstance that has arisen, occurred or changed since the date of this Agreement. Notwithstanding any other provision hereof to the contrary, the Seller Disclosure Schedule and the representations and warranties made by the Seller and DQE shall be deemed for all purposes to include and reflect such supplements and amendments as of the date hereof and at all times thereafter, including the Closing Date.

               Section 6.14 AquaSource Name. The Seller agrees that on the Closing Date, and continuing until the sixth month anniversary of Closing Date, it shall grant to Buyer the non-exclusive, fully-paid license to use the name "AquaSource" or any derivations thereof that may have been used by the Company on the date hereof anywhere in the United States of America.

               Section 6.15 Officer and Director Resignations. At the Closing, the Seller will cause each officer and director of the Company to resign, or the Seller shall remove each such officer and director, from such position as an officer and/or director.

               Section 6.16  Non-Competition Covenants.

                    (a) Prohibited Activities. Each of the Seller and DQE agree that effective upon the Closing it will not, for a period of five (5) years following the Closing Date, directly or indirectly, either in its own capacity or as a partner, agent, consultant, through an Affiliate (as defined in Section 6.16(c)), or otherwise, or by means of any corporate device, do any of the following, such activity constituting a "Prohibited Activity":

                          (i) engage in any business identical to or which competes with the business providing water and wastewater services for municipal utility districts and municipalities, as such business was conducted by the Company during the period commencing on January 1, 2001 and continuing through the Closing Date, within 100 miles of the downtown business districts of the cities of Houston, Texas and Denver, Colorado, or engage in any business which would require use, directly or indirectly, of the Company's trade secrets or the Company's confidential or privileged information; provided, however, that the limitations provided for in this Section 6.16(a)(i) shall not apply to the Seller or DQE with regard to those systems within 100 miles of the downtown business district of the city of Houston, Texas listed on Exhibit 6.16(a)(i);

                         (ii) solicit, induce, recruit or encourage any of Company's employees, consultants or independent contractors, to leave their employment or terminate their relationship with the Company, provided, however, that neither the Seller nor DQE shall be in violation of this
     Section 6.16(a)(ii) by continuing to utilize those consultants and independent contractors listed on Exhibit 6.16(a)(ii) or those consultants and independent contractors who, on the date of this Agreement, are performing services for DQE, the Seller or Subsidiaries of the Seller (other than the Company); or

                        (iii) solicit any person or entity which is, or which has been within one (1) year prior to the date of solicitation, a customer of the Company for the purpose of selling to such customer services or products which are in direct competition with the services or products offered by the Company prior to the Closing.

                    (b) The Seller and DQE recognize and acknowledge that it and its Affiliates had in the past, currently have, and in the future will have, access to Confidential Information of the Company (as defined in this Section 6.16(b)). The Seller and DQE agree that from the Closing Date until April 12, 2005 neither the Seller nor any of its Affiliates will disclose such Confidential Information to any person, firm, corporation, association or other entity for any purpose whatsoever, unless (i) such Confidential Information becomes known to the public generally through no fault of the Seller, or (ii) disclosure is required by law or the order of any governmental authority, provided, that prior to disclosing any Confidential Information pursuant to this clause (ii) the Seller shall, if possible, give prior written notice thereof to the Buyer and provide the Buyer with the opportunity to contest such disclosure. In the event of a breach or threatened breach by the Seller or any of its Affiliates of the provisions of this Section 6.16(b), the Buyer shall be entitled to an injunction restraining the Seller or any of its Affiliates from disclosing, in whole or in part, such Confidential Information. Nothing herein shall be construed as prohibiting the Buyer from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages. For purposes of this Section 6.16(b), "Confidential Information" shall mean all information of the Company which is not generally known in the industries in which the Company is engaged during the period commencing on January 1, 2001 and continuing through the Closing Date, about the Company's business, products, processes and services, including, without limitation, information relating to research, development, inventions, computer program designs, flow charts, source and object codes, products and services under development, pricing and pricing strategies, marketing and selling strategies, servicing, purchasing, accounting, engineering, costs and costing strategies, sources of supply, customer lists, customer requirements, business methods or practices, training and training programs, proprietary information, trade secrets, confidential information supplied from outside sources, and related documentation, provided that, notwithstanding any other provision of this
Section 6.16(b), neither DQE nor the Seller shall be in violation of this
Section 6.6(b) by using information that is or was developed for, used by, or otherwise related to the operations of DQE, the Seller or any of their Affiliates other than the Company.

                    (c) Reasonable Restraint. The Seller and DQE acknowledge that the covenants in this Section 6.16 impose a reasonable restraint on the Seller and DQE in light of the activities and business of the Buyer and the Company on the date of the execution of this Agreement and the current plans of the Buyer and the Company. The Seller and DQE further acknowledge that the covenants in this Section 6.16 contain limitations as to time, geographic area and scope of activity to be restrained that are reasonable and do not impose a greater restraint than is necessary to protect the good will or other business interests of the Buyer and the Company.

                    (d) Affiliate. For purposes of this Section 6.16, the term "Affiliate" shall mean a Person that directly or indirectly controls, or is controlled by or under common control with the Seller or DQE; provided, that, this Section 6.16 shall not apply to any Person who has ceased to be an Affiliate for any reason. Control including the terms "controlled by" and "under common control with," with respect to any entity includes officers, directors, and 10% or greater owners, and other individuals or entities with the power to direct or cause the direction of the management and policies of such entity, directly or indirectly, whether through ownership of voting securities or by contract or otherwise.

                    (e) Equitable Relief. Because of the difficulty of measuring economic losses to the Buyer or the Company as a result of a breach of the covenants in this Section 6.16, and because of the immediate and irreparable damage that could be caused to the Buyer or the Company for which they would have no other adequate remedy, the Seller and DQE agree that the covenants in this Section 6.16 may be enforced by Buyer or the Company by injunctions, restraining orders and other equitable actions.

                    (f) Severability; Reformation; Survival. The covenants in this Section 6.16 are severable and separate, and the unenforceability of any specific covenant shall not affect the continuing validity and enforceability of any other covenant. In the event that any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth in this
Section 6.16 are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable and this Agreement shall thereby be reformed. The covenants in this Section 6.16 shall survive the Closing.

                    (g) Material Covenants. The Seller and DQE acknowledge that their agreement with the covenants in this Section 6.16 are material conditions to Buyer's agreement to execute and deliver this Agreement and to consummate the transactions contemplated hereby, are essential elements of this Agreement and without the agreement of Seller and DQE to comply with such covenants, Buyer would not have agreed to purchase the Membership Interests pursuant to this Agreement.

                    (h)   Independent Covenants. All of the covenants in this
Section 6.16 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Seller or DQE against Buyer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Buyer of such covenants. It is specifically agreed that the respective periods during which the covenants of the Seller or DQE made in this Section 6.16 shall survive and shall be computed by excluding from such computation any time during which Seller or DQE is in violation of any provision of this Section 6.16. The covenants contained in this Section 6.16 shall not be affected by any breach of any other provision of this Agreement by any party hereto.

               Section 6.17  Enforcement of Other Covenants.

                    (a) The Buyer may attempt to negotiate agreements with Bryan K. Chapline, Kenneth W. Lindsey, James L. Coursey, Robert G. Haas, and Randolph S. Jones (the "Designated Employees"), which agreements will become effective only upon the Closing and will include covenants not to compete, on terms mutually acceptable to the Buyer and each Designated Employee. Prior to and after the Closing, the Seller shall cooperate with the Buyer and use all actions reasonably necessary to enforce the "Covenants Against Competition" set forth in the agreements listed in Section 3.10(c) of the Seller Disclosure Schedule, including by seeking legal damages and/or injunctions or other equitable relief. The Seller and DQE shall, prior to the Closing and for a period of one (1) year after the Closing, cooperate with the Buyer and the Company and use all actions reasonably necessary to enforce David Beyer's existing covenants not to compete for the benefit of the Company.

                    (b) The Buyer shall reimburse the Seller or DQE, as applicable, for any reasonable costs and expenses, including reasonable legal fees, incurred by the Seller or DQE, as applicable, after the Closing in complying with their respective obligations set forth in Section 6.17(a).

               Section 6.18  Surety Bonds.

                    (a) After the Closing, the Buyer shall, and shall cause the Company to, use all commercially reasonable efforts to recover and replace those surety bonds listed in Exhibit 6.18(a) and to have such surety bonds returned to Seller within ninety (90) calendar days of the Closing Date.

                    (b) The Buyer expressly acknowledges that, after the Closing, the Seller and/or DQE may cancel those surety bonds listed in Exhibit 6.18(b) without notice to the Buyer, subject to the terms of the bond documents.

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                    (c)   After the Closing, the Buyer shall, and shall cause
the Company to, use all commercially reasonable efforts to replace the Seller as guarantor under that certain Marshall Office Park II Lease Agreement between MOPII, B1, LLC and AquaSource Services, LP, dated November 13, 2001.

               Section 6.19 Further Assurances. Each party will, and will cause its Subsidiaries to, execute such further documents or instruments and take such further actions as may reasonably be requested by any other party in order to consummate the transaction contemplated hereby in accordance with the terms hereof or otherwise perform those obligations required hereunder. In the event that any asset reflected in the Company Financial Statements to be conveyed, assigned, transferred and delivered hereunder to the Company shall not have been so conveyed, assigned, transferred and delivered to the Company at the Closing, the Seller shall as promptly as practicable after the Closing Date convey, assign, transfer and deliver such asset to the Company at which time the Buyer shall cause the Company to assume all liabilities and obligations, and be entitled to all benefits, associated therewith that are due, or received, after (but not before) such assignment, transfer and delivery and such asset shall thereafter be deemed to be an Integrated Asset for all other purposes under this Agreement, including Article IX, except that they shall be deemed to have been included among the Integrated Assets as of the date of such assignment and transfer.

                                  ARTICLE VII
                                   CONDITIONS

               Section 7.1 Conditions to Each Party's Obligation to Effect the Closing.
               The respective obligations of each party to effect the Closing shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, except, to the extent permitted by applicable law, that such conditions may be waived in writing pursuant to Section 10.3 of this
Agreement:

                    (a) No Injunction. No temporary restraining order or preliminary or permanent injunction or other order by any federal or state court preventing consummation of the transactions contemplated hereby shall have been issued and be continuing in effect, and the transactions contemplated hereby shall not have been prohibited under any applicable federal or state law or regulation.

                    (b) Statutory Approvals. The Seller Required Statutory Approvals and the Buyer Required Statutory Approvals shall have been obtained at or prior to the Closing Date, such approvals shall have become Final Orders (as defined below) and such Final Orders shall not, individually or in the aggregate, impose terms or conditions (other than the preclusion of recovery of an acquisition premium) which would have a material adverse effect on the business, operations, properties, assets, financial condition, or results of operations of the Company and the Buyer and their respective Subsidiaries taken as a whole. A "Final Order" means action by the relevant regulatory authority which has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which any waiting period prescribed by law before the transactions contemplated hereby may be consummated has expired, and as to which all

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

conditions to the consummation of such transactions prescribed by law, regulation or order have been satisfied.

                    (c) Assignment, Transfer and Delivery of Excluded Assets and Assumption of Related Liabilities. All of Services I's, Services II's, Services, LP's and the Company Subsidiaries' right, title and interest in and to the Excluded Assets shall have been assigned and transferred, and all such Excluded Assets shall have been delivered, to the Seller or such third party as the Seller may designate, and the Seller or such third party, as the case may be, shall have assumed all of the obligations and liabilities of Services I, Services II, Services, LP and the Company Subsidiaries in respect of such Excluded Assets, as contemplated by Section 5.3(a) of this Agreement; provided, however, that if any such assignment, transfer or delivery requires the approval or consent of any third party which shall not have been obtained, the parties shall use commercially reasonable efforts, at the Seller's expense, to secure such consent or otherwise effect such assignment, transfer and delivery following the Closing and the Seller shall fully indemnify the Buyer and the Company for and against any consequences of the failure to secure such consent prior to the Closing. For the avoidance of doubt, liabilities and obligations of DQE, the Seller or the Company relating to the Excluded Assets shall be Buyer Indemnifiable Losses and subject to the Seller's and DQE's indemnification obligations under Article IX.

                    (d) Assignment, Transfer and Delivery of Integrated Assets and Assumption of Related Liabilities. All of the Seller's and any Subsidiary of the Seller's right, title and interest in and to the Integrated Assets shall have been assigned and transferred, and all such Integrated Assets shall have been delivered, to the Company, and the Company shall have assumed all of the performance obligations of DQE, the Seller, any Subsidiary of the Seller and the Company which arise after the Closing and relate to the contracts included among the Integrated Assets listed on Section 3.3 of the Seller Disclosure Schedule and all liabilities of DQE, the Seller, any Subsidiary of the Seller and the Company, direct or indirect, known or unknown, absolute or contingent, which arise after the Closing and relate to the Integrated Assets listed on Section
3.3 of the Seller Disclosure Schedule, as contemplated by Section 5.3(b) of this Agreement; provided, however, that if any such assignment, transfer or delivery requires the approval or consent of any third party which shall not have been obtained, the parties shall use commercially reasonable efforts, at the Seller's expense, to secure such consent or otherwise effect such assignment, transfer and delivery following the Closing and the Seller shall fully indemnify the Buyer and the Company for and against any consequences of the failure to secure such consent prior to the Closing. For avoidance of doubt, liabilities and obligations of DQE, the Seller, any Subsidiary of the Seller or the Company relating to the Integrated Assets which arise prior to the Closing shall be Buyer Indemnifiable Losses and subject to the Seller's and DQE's indemnification obligations under Article IX, and liabilities and obligations of DQE, the Seller, any Subsidiary of the Seller or the Company relating to the Integrated Assets which arise after the Closing shall be Seller Indemnifiable Losses and subject to the Buyer's indemnification obligations under Article IX, recognizing that all such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X.

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

               Section 7.2 Conditions to Obligation of the Buyer to Effect the Closing. The obligation of the Buyer to effect the Closing shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by the Buyer in writing pursuant to Section 9.3:

                    (a) Performance of Obligations of the Seller. The Seller (and/or DQE or the Company) will have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement which are required to be performed by it at or prior to the Closing.

                    (b) Representations and Warranties of the Seller. The representations and warranties of the Seller (and DQE in Section 3.4) set forth in this Agreement shall be true and correct (i) on and as of the date hereof and
(ii) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for representations and warranties that expressly speak only as of a specific date or time which need only be true and correct as of such date or time provided that the Seller's representations and warranties in Section 3.3 shall be true and correct on and as of the Closing Date) except in each of cases
(i) and (ii) for such failures of representations or warranties to be true and correct (without giving effect to any materiality qualification or standard contained in any such representations and warranties) which, individually or in the aggregate, would not result in a Company Material Adverse Effect.

                    (c) Closing Certificates of the Seller. The Buyer shall have received a certificate signed by a duly authorized officer on behalf of the Seller and DQE, dated the Closing Date, to the effect that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

                    (d) Company Material Adverse Effect. No Company Material Adverse Effect shall have occurred and there shall exist no facts or circumstances that, individually or in the aggregate, are reasonably likely to have a Company Material Adverse Effect. For the purpose of this Section 7.2(d):
(w) events, facts or circumstances need not constitute, or be likely to constitute, a breach of a representation or warranty in order to have, or be reasonably likely to have, a Company Material Adverse Effect, (x) no materiality or knowledge qualification or standard contained in the representations and warranties shall be taken into account in determining whether or not events, facts or circumstances, have, or are reasonably likely to have a Company Material Adverse Effect, (y) if a Designated Employee is subject to a "Covenant Against Competition" with the Seller, and such Designated Employee's employment with the Seller is terminated prior to the Closing, then such termination of employment or any impact on the Company resulting therefrom will not constitute a Company Material Adverse Effect so long as the Seller and DQE are complying with their obligations to use all actions reasonably necessary actions to enforce the "Covenants Against Competition" set forth in the agreements listed in Section 3.10(c) of the Seller Disclosure Schedule, as contemplated by Section 6.17(a) of this Agreement, and (z) the inability of the Company to own or operate its assets in materially the same manner as such assets are owned or operated by the Company on the date hereof resulting specifically from any change in law, rule or regulation of any Governmental Authority, which change is made specifically in order to enhance or protect the safety and security of water and wastewater systems in light of concerns arising due to national or international occurrences, and which change applies generally to parties providing water and wastewater services for municipal utility districts and/or municipalities, will be taken into account in determining whether or not there is, or there is reasonably likely to be, a Company Material Adverse Effect.

                    (e) The Seller Required Consents. The Seller Required Consents, the failure of which to obtain would have a Company Material Adverse Effect, shall have been obtained.

                    (f) Additional Documents. Each of the following documents shall have been delivered to the Buyer:

                          (i) A certified copy of resolutions of the Seller's Board of Directors, and of DQE's Board of Directors, as applicable, authorizing the transactions contemplated by this Agreement, and the authority of the parties acting on behalf of the Seller to execute and deliver documents in connection therewith;

                         (ii) Certificates of Good Standing and Existence (or the equivalent) with respect to Services I, Services II, Services, LP and each Company Subsidiary, dated no earlier than five (5) business days prior to the Closing Date; and

                        (iii) Such additional documents as the Buyer may reasonably request for the purpose of facilitating or in connection with the Closing of the transactions contemplated by this Agreement.

               Section 7.3 Conditions to Obligation of the Seller to Effect the Closing. The obligation of the Seller to effect the Closing shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by the Seller in writing pursuant to Section 9.3:

                    (a) Performance of Obligations of the Buyer. The Buyer (and/or its appropriate Subsidiaries) will have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement which are required to be performed by it at or prior to the Closing Date.

                    (b) Representations and Warranties. The representations and warranties of the Buyer set forth in this Agreement shall be true and correct (i) on and as of the date hereof and (ii) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for representations and warranties that expressly speak only as of a specific date or time which need only be true and correct as of such date or time) except in each of cases (i) and (ii) for such failures of representations or warranties to be true and correct (without giving effect to any materiality qualification or standard contained in any such

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

representations and warranties) which, individually or in the aggregate, would not result in a Buyer Material Adverse Effect.

                    (c) Closing Certificates. The Seller shall have received a certificate signed by a duly authorized officer of the Buyer, dated the Closing Date, to the effect that, to the best of such officer's knowledge, the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

                    (d) Buyer Material Adverse Effect. No Buyer Material Adverse Effect shall have occurred and there shall exist no fact or circumstance that would result in a Buyer Material Adverse Effect.

                    (e) Buyer Required Consents. The Buyer Required Consents, the failure of which to obtain would have a Buyer Material Adverse Effect, shall have been obtained.

                    (f) Additional Documents. Each of the following documents shall have been delivered to the Seller:

                          (i) A certified copy of resolutions of the Buyer's Board of Directors authorizing the transactions contemplated by this Agreement, and the authority of the parties acting on behalf of the Buyer to execute and deliver documents in connection therewith;

                         (ii) Certificate of Good Standing and Existence (or the equivalent) with respect to the Buyer, dated no earlier than five (5) business days prior to the Closing Date; and

                        (iii) Such additional document as the Buyer may reasonably request for the purpose of facilitating or in connection with the Closing of the transactions contemplated by this Agreement.

                                  ARTICLE VIII
                                   TERMINATION

               Section 8.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

                    (a)   by mutual written consent of the Seller and the Buyer;

                    (b) by the Buyer or the Seller, if any state or federal law, order, rule or regulation is adopted or issued, which has the effect, as supported by the written opinion of outside counsel for such party, of prohibiting the Closing, or by the Buyer or the Seller, if any court of competent jurisdiction in the United States or any state shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Closing, and, in either case, if such order, rule, regulation, judgment or decree shall have become final and nonappealable;

                    (c) by the Buyer or the Seller, by written notice to the other party, if the Closing shall not have occurred on or before sixty (60) days after the date hereof (the "Initial Termination Date"); provided, however, that the right to terminate the Agreement under this Section 8.1(c) shall not be available to any party whose failure, or whose Affiliate's failure, to fulfill any obligation under this Agreement shall have proximately contributed to the failure of the Closing to occur on or before such date; and provided, further, that if on the Initial Termination Date the conditions to the Closing set forth in Sections 7.1(b), 7.2(e) and/or 7.3(e) shall not have been fulfilled but all other conditions to the Closing shall be fulfilled or shall be capable of being fulfilled, then the Initial Termination Date shall be extended to one hundred twenty (120) days after the date hereof;

                    (d) by the Buyer if, at the Closing, any breach or breaches of any of the Seller's representations or warranties, covenants or agreements result, or are reasonably likely to result, individually or in the aggregate, in a Company Material Adverse Effect and such breach or breaches shall not have been cured by the Seller or in respect of which the Seller shall not have agreed to indemnify the Buyer (pursuant to which indemnity agreement, all Indemnifiable Losses relating to, resulting from or arising out of such breach or breaches shall be Buyer Indemnifiable Losses subject to the Seller's indemnification obligations under Article IX but shall not be limited by, or taken into account in determining whether Buyer Indemnifiable Losses exceed, the Indemnity Cap or be limited by the Indemnity Period). For the avoidance of doubt, if at the Closing there are any breaches of the Seller's representations and warranties that do not result, or are not reasonably likely to result, individually or in the aggregate, in a Company Material Adverse Effect, then following the Closing all Indemnifiable losses relating to, resulting from or arising out of such breaches, to the extent uncured by the Seller, shall be Buyer Indemnifiable Losses subject to the Seller's indemnification obligations under Article IX, recognizing that such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X.

                    (e) by the Seller if, at the Closing any breach or breaches of any of the Buyer's representations or warranties, covenants or agreements result, or are reasonably like to result, individually or in the aggregate, in a Buyer Material Adverse Effect and such breach or breaches shall not have been cured by the Buyer or in respect of which the Buyer shall not have agreed to indemnity the Seller (pursuant to which indemnity agreement all Indemnifiable Losses relating to, resulting from or arising out of such breach or breaches shall be Seller Indemnifiable Losses, subject to the Buyer's indemnification obligations under Article IX but shall not be limited by, or taken into account in determining whether Seller Indemnifiable Losses exceed, the Indemnity Cap or be limited by the Indemnity Period). For the avoidance of doubt, if at the Closing there are any breaches of the Buyer's representations and warranties that do not result, or are not reasonably likely to result, individually or in the aggregate, in a Buyer Material Adverse Effect, then following the Closing all Indemnifiable Losses relating to, resulting from or arising out of such breaches, to the extent uncured by the Buyer, shall be Seller Indemnifiable Losses subject to the Buyer's indemnification obligations under Article IX, recognizing that such indemnification obligations are always subject to the limitations and restrictions contained in Articles IX and X.

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

                    (f) by the Buyer if one or more supplements to or amendments of any sections of the Seller Disclosure Schedule made by the Seller pursuant to Section 6.13, individually or in the aggregate, materially and adversely affects the benefits to be obtained by the Buyer under this Agreement.

               Section 8.2 Effect of Termination. In the event of termination of this Agreement by either the Seller or the Buyer pursuant to Section 8.1 there shall be no liability on the part of either the Seller or the Buyer or their respective officers or directors hereunder, except that:

                    (a) in the event of fraud or willful breach of this Agreement by one party (the "Party at Fault"), or in the event of the failure of a condition to a party's obligation to effect the Closing that results from the other party's (also the "Party at Fault") willful breach of its obligations under this Agreement, then the party who is not the Party at Fault shall have the right to terminate this Agreement and pursue all available legal remedies against the Party at Fault, which right shall survive termination unimpaired, and in addition to the foregoing, upon such termination, the Party at Fault shall pay the party who is not the Party at Fault the sum of one million dollars ($1,000,000).

                    (b)   Sections 8.2, 10.2, 10.4, 10.5, 10.8, 10.9, 10.10,
10.11, 10.12 and 10.13, and the agreement contained in the last sentence of
Section 6.1 shall survive the termination.

                                   ARTICLE IX
                                 INDEMNIFICATION

               Section 9.1   Indemnification Obligations.

                    (a) Subject to the limitations set forth in Sections 9.3 and 9.4 hereof, the Seller and DQE shall, jointly and severally, indemnify, defend and hold harmless the Buyer, the Buyer Subsidiaries (including, after the Closing, the Company), and its and their officers, directors, employees, shareholders, affiliates and agents (each, a "Buyer Indemnitee") from and against any and all Indemnifiable Losses (as defined below) asserted against or suffered by any Buyer Indemnitee (each, a "Buyer Indemnifiable Loss") and for which a Buyer Indemnitee makes a claim during the Indemnity Period (as defined below) in any way relating to, resulting from or arising out of (i) any breach by the Seller of the representations and warranties contained in Article III hereof, and (ii) the Buyer Indemnified Liabilities (as defined below).

                    (b) Subject to the limitations set forth in Sections 9.3 and 9.4 hereof, the Buyer shall, jointly and severally, indemnify, defend and hold harmless the Seller, DQE, its and their Subsidiaries, officers, directors, employees, shareholders, affiliates and agents (each, a "Seller Indemnitee") from and against any and all Indemnifiable Losses asserted against or suffered by any Seller Indemnitee (each, a "Seller Indemnifiable Loss") during the Indemnity Period in any way relating to, resulting from or arising out of (i) any breach by the Buyer of the representations and

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

warranties contained in Article IV hereof, and (ii) the Seller Indemnified Liabilities (as defined below).

               Section 9.2   Certain Definitions. As used in this Agreement:

                    (a) the term "Indemnity Period" shall mean the period of time commencing with the Closing Date and continuing until the second (2nd) anniversary of the Closing Date;

                    (b) the term "Indemnifiable Loss" shall mean any claim, demand, suit, loss, liability, damage (including, but not limited to, diminution in value, if proven, and, in respect of liabilities of obligations relating to certain Contracts contemplated by Section 9.2(c)(ii), proven damages resulting from performance of the subject Contract), obligation, payment, fine, penalty, cost or expense (including, without limitation, the cost and expense of any action, suit, proceeding, assessment, judgment, settlement or compromise relating thereto and reasonable attorneys' fees and reasonable disbursements in connection therewith);

                    (c)   the term "Buyer Indemnified Liabilities" shall mean:
(i) all litigation or other legal proceedings (including any settlements or judgments in respect thereof), existing or threatened, that are set forth in
Section 3.7 of the Seller Disclosure Schedule and all other litigation or other legal proceedings (including any settlements or judgments in respect thereof) that involve the Company and are based on facts or circumstances arising, existing or occurring prior to the Closing, (ii) any liabilities or obligations that relate to the Excluded Assets, (iii) any liabilities or obligations that relate to the Integrated Assets, and, in any case of this (iii), that relate to, result from, arose during, or are attributable to events, facts, circumstances or conditions in existence prior to the Closing or which occurred prior to the Closing, (iv) any liabilities or obligations relating to any Contracts with annualized revenues or liabilities in excess of $25,000 individually that are not disclosed on Section 9.2 of the Seller Disclosure Schedule or otherwise reflected in the Company Financial Statements, (v) any other liabilities, obligations or other Indemnifiable Losses of Services I, Services II, Services, LP or the Company Subsidiaries except for Excepted Liabilities (as defined in Section 9.2(d)), in any case of this (v) that relate to, result from, arose during, or are attributable to events, facts, circumstances or conditions in existence prior to the Closing or which occurred prior to the Closing, and in any case for each (i), (ii), (iii), (iv) and (v) above whether direct or indirect, known or unknown, absolute or contingent, and regardless of whether or not such liability, obligation or other Indemnifiable Loss is asserted against or suffered by a Buyer Indemnitee before or after the Closing, regardless of whether such liability, obligation or other Indemnifiable Loss results from a breach of any of Seller's representations or warranties and without regard to any materiality, knowledge or other qualifier contained in any such representatives or warranties; provided, however, that Buyer Indemnified Liabilities shall exclude any liability or obligation or other Indemnifiable Loss that is an Excepted Liability, including Excepted Liabilities that are disclosed in any Section of the Seller Disclosure Schedule that are expressly designated, by agreement of the parties, as Excepted Liabilities on such Seller Disclosure Schedule, but, subject to the provisions of Section 9.2(d), Buyer Indemnified Liabilities shall expressly include any liability or obligation or other Indemnifiable Loss disclosed on the Seller Disclosure Schedule that is not designated an Excepted Liability; and the term "Seller Indemnified Liabilities" shall mean: (x) any liabilities or obligations of Services I, Services II, Services, LP or the Company Subsidiaries that are neither Buyer Indemnified Liabilities nor otherwise covered by DQE's and the Seller's indemnity obligations in Section 9.1(a), and any liabilities that relate to or arise by virtue of the Buyer's ownership of the Company that are not Buyer Indemnified Liabilities, in either case whether direct or indirect, known or unknown, absolute or contingent, that relate to, result from, arise during, or are attributable to, events, facts, circumstances or conditions in existence after (but not before) the Closing or which occur after the Closing, and (y) any liabilities or obligations or other Indemnifiable Losses that relate to the Excepted Liabilities and any liabilities or obligations that arise after the Closing and relate to the Integrated Assets, the Retention Agreements and those agreements set forth in Section 3.10(c) of the Seller Disclosure Schedule;

                    (d) the term "Excepted Liabilities" shall mean (i) any liabilities or obligations of Services I, Services II, Services, LP or the Company Subsidiaries that arise out of any of the following liabilities or obligations incurred by Services I, Services II, Services, LP or the Company Subsidiaries, as the case may be: (1) any liability or obligation of Services I, Services II, Services, LP or the Company Subsidiaries, that is allocable to the right of Services I, Services II, Services, LP or the Company Subsidiaries, as the case may be, to receive property, services or other benefits on or after the Closing Date under a contract or agreement entered into on or after the Closing Date, and (2) any liability or obligation of Services I, Services II, Services, LP or the Company Subsidiaries to make any expenditure or to perform any obligation that is due after (but not before) the Closing under any Contract disclosed on Schedule 9.2 of the Seller Disclosure Schedule, any Contracts not disclosed on Schedule 9.2 of the Seller Disclosure Schedule but having annualized revenues or liabilities that are equal to or less than $25,000 individually, or any Contract otherwise reflected in the Company Financial Statements or to make any expenditure to perform any obligation that is due after (but not before) the Closing pursuant to any order, rule or regulation of any Governmental Authority by which Services I, Services II, Services, LP or the Company Subsidiaries, or any of their assets, is bound, as listed in the Seller Disclosure Schedule, (ii) those liabilities or obligations which arise after the Closing and that are disclosed on any Section of the Seller Disclosure Schedule and expressly designated on such Section of the Seller Disclosure Schedule, by agreement of the parties, as Excepted Liabilities, and (iii) the liabilities of the Company reflected on the June 30, 2002 Balance Sheet (but excluding any liability for Pre-Closing APs), the liabilities of the Company for vacation accruals for employees who accept Qualifying Offers, and the liabilities of the Company with respect to the Keystone, South Dakota industrial revenue bond.

               Section 9.3   Limitations on Indemnification.

                    (a) Notwithstanding any other provision of this Agreement to the contrary, the parties' obligations pursuant to this Article IX are, and at all times shall be, subject to the limitations set forth in this Section 9.3. The parties shall not be required to indemnify, defend or hold harmless any Buyer Indemnitee or Seller Indemnitee, as the

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

case may be, until the aggregate dollar amount of the Buyer Indemnifiable Losses or Seller Indemnifiable Losses, as the case may be determined taking into account all Indemnifiable Losses (except for Indemnified Losses to which the Indemnity Cap does not apply) asserted against or suffered by the Buyer Indemnitees or the Seller Indemnitees, as the case may be, exceeds the Indemnity Basket (as defined in Section 9.3(b)), following which the indemnifying party shall indemnify, defend and hold harmless the Buyer Indemnitees or the Seller Indemnitees, as the case may be, only to the extent that the aggregate amount of Buyer Indemnifiable Losses or the Seller Indemnifiable Losses, as the case may be, exceeds the Indemnity Basket. In addition, the Seller's and DQE's liability, taken together, for Buyer Indemnifiable Losses and the Buyer's liability for Seller Indemnifiable Losses, in either case, as contemplated by this Article IX shall in no event exceed an aggregate amount of dollars equal to the Indemnity Cap (as defined in Section 9.3(b)).

                    (b) As used in this Agreement, (i) the term "Indemnity Basket" shall mean Two Hundred Thousand Dollars ($200,000), and (ii) the term "Indemnity Cap shall mean Four Million, Two Hundred, Twenty-Five Thousand Dollars ($4,250,000). Notwithstanding any other provision of this Agreement to the contrary, the Seller's and DQE's liability for the following Buyer Indemnifiable Losses shall not be limited by, nor taken into account in determining whether Buyer Indemnifiable Losses exceed the Indemnity Cap, shall not be limited by the requirement to make a claim during the Indemnity Period and shall not be limited by any requirement to meet or exceed the Indemnity
Basket: Buyer Indemnifiable Losses relating to (i) Excluded Assets, (ii) any and all liabilities and obligations of the Seller or the Subsidiaries of the Seller (other than any liabilities or obligations of the Seller (in respect of the Company), Services I, Services II, Services, LP or any Company Subsidiary),
(iii) indemnity obligations of the Seller in respect of Taxes, as set forth in
Section 6.9, (iv) litigation or other legal proceedings (including any settlements or judgments in respect thereof), existing or threatened, that are set forth in Section 3.7 of the Seller Disclosure Schedule and all other litigation or other legal proceedings (including any settlements or judgments in respect thereof), that involve the Company and are based on facts or circumstances arising, existing or occurring prior to the Closing, including any claims that were brought or could have been brought in the litigation captioned Edward Wallace, et al v. AquaSource, Inc., et al (Case No. 2001-05987), filed in the 270th Judicial District Court of Harris County, Texas, (v) any indemnity given pursuant to the first sentence of Section 8.1(d) and (vi) any fraud committed by DQE, the Seller, Services I, Services II, Services, LP or any Company Subsidiary (provided that the foregoing reference to Services I, Services II, Services, LP or any Company Subsidiary refers to fraud committed prior to the Closing Date); in addition, the Buyer's liability for the following Seller Indemnifiable Losses shall not be limited by, nor taken into account in determining whether Seller Indemnifiable Losses exceed the Indemnity Cap, shall not be limited by the requirement to make a claim during the Indemnity Period, and shall not be limited by any requirement to meet or exceed the Indemnity
Basket: Seller Indemnifiable Losses relating to (x) indemnity obligations of the Buyer in respect of Taxes, as set forth in Section 6.9, (y) any indemnity given pursuant to the first sentence of Section 8.1(e), and (z) any fraud committed by the Buyer, any Buyer Subsidiary, Services I, Services II, Services, LP or any Company Subsidiary (provided that the foregoing reference to Services I, Services II,

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

Services, LP or any Company Subsidiary refers to fraud committed on or after the Closing Date).

                    (c) For the avoidance of doubt, if at any time during the Indemnity Period, the amount of the Seller's and DQE's aggregate dollar amount of liability for Buyer Indemnifiable Losses, taking into account all liability for Buyer Indemnifiable Losses incurred by the Seller and DQE since the Closing Date (other than those Buyer Indemnifiable Losses that are not limited by the Indemnity Cap as contemplated by Section 9.3(b)), equals the Indemnity Cap, then the Seller shall have no further obligation whatsoever to indemnify, defend or hold harmless any Buyer Indemnitee in respect of any Buyer Indemnifiable Losses that are subject to the Indemnity Cap; similarly, if at any time during the Indemnity Period, the amount of the Buyer's aggregate liability for Seller Indemnifiable Losses, taking into account all liability for Seller Indemnifiable Losses incurred by the Buyer since the Closing Date (other than those Seller Indemnifiable Losses that are not limited by the Indemnity Cap as contemplated by Section 9.3(b)), equals the Indemnity Cap, then the Buyer shall have no further obligation whatsoever to indemnify, defend or hold harmless any Seller Indemnitee in respect of any Seller Indemnifiable Losses that are subject to the Indemnity Cap.

                    (d) Notwithstanding any other provision of this Agreement to the contrary, any Buyer Indemnitee or Seller Indemnitee shall use commercially reasonable efforts to mitigate all losses, damages and the like relating to a claim under these indemnification provisions, including availing itself of any defenses, limitations, rights of contribution, claims against third Persons and other rights at law or equity. The Buyer Indemnitee's or Seller Indemnitee's, as the case may be, commercially reasonable efforts shall include the reasonable expenditure of money to mitigate or otherwise reduce or eliminate any loss or expenses for which indemnification would otherwise be due, and the indemnifying party shall, to the extent that Buyer Indemnifiable Losses or Seller Indemnifiable Losses, as the case may be, exceed the Indemnity Basket, reimburse the Buyer Indemnitee or Seller Indemnitee, as the case may be, for its reasonable expenditures (except for any portion of the wages, salary, benefits, overhead or other costs attributable to Buyer Indemnitee or Seller Indemnitee, as the case may be, and its officers, directors, employees and agents) in undertaking the mitigation and, subject to Section 9.3(b) shall, to such extent, take such expenses into account in calculating the aggregate amount of the Seller's and DQE's liability for the Buyer Indemnifiable Losses or the Buyer's liability for the Seller Indemnifiable Losses, as the case may be. Notwithstanding any other provision of this Agreement to the contrary, any Buyer Indemnifiable Loss or Seller Indemnifiable Loss shall be net of (i) the dollar amount of any insurance or other proceeds actually received by the Buyer Indemnitee or any of its affiliates with respect to the Buyer Indemnifiable Loss or by the Seller or DQE or any of their affiliates with respect to the Seller Indemnifiable Loss, and (ii) income tax benefits to the Buyer Indemnitee, to the extent realized by the Buyer Indemnitee, or to the Seller Indemnitee, to the extent recognized by the Seller Indemnitee. Any Person seeking indemnity hereunder shall, to the extent they have the right to do so under an insurance policy, use commercially reasonable efforts to seek coverage (including both costs of

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defense and indemnity) under applicable insurance policies with respect to any such Buyer Indemnifiable Loss or Seller Indemnifiable Loss, as the case may be.

                    (e) Notwithstanding any other provision of this Agreement to the contrary, (i) except to the extent otherwise provided in Article VIII, the rights and remedies of the parties under this Article IX are exclusive and in lieu of any and all other rights and remedies which the parties may have under this Agreement for monetary relief with respect to (A) any breach by the parties of their respective representations and warranties and (B) the Indemnified Liabilities, and (ii) except in the case of fraud, no party (nor any Buyer Indemnitee or Seller Indemnitee) shall be entitled to recover from any other party for any liabilities, damages, obligations, payments, losses, costs, or expenses under this Agreement any amount in excess of the actual compensatory damages, court costs and reasonable attorneys' and other advisor fees suffered by such party (or Buyer Indemnitee or Seller Indemnitee, as the case may be). Each party waives any right to recover incidental, special, exemplary and consequential damages arising in connection with or with respect to this Agreement (except in the case of fraud).

               Section 9.4 Defense of Claims. The parties agree that the provisions set forth below in (a), (b) and (c) shall not apply to claims made in respect of Excluded Assets or in respect of any litigation or other legal proceedings (including any settlements or judgments in request thereof) contemplated by Section 9.2(c)(i), but that such provisions shall apply to all other claims under this Article IX.

               (a) (i) If any Buyer Indemnitee receives notice of the assertion or commencement of any claim, action or proceeding made or brought by any Person who is neither a party to this Agreement nor an affiliate of a party to this Agreement (a "Third Party Claim") with respect to which indemnification is to be sought from the Seller and DQE, the Buyer Indemnitee shall give the Seller and DQE reasonably prompt written notice thereof, but in any event such notice shall not be given later than forty-five (45) calendar days after the Buyer Indemnitee's receipt of written notice of such Third Party Claim, provided, that the failure to give such notice within such time period shall not relieve the Seller or DQE of any liability except to the extent the Seller or DQE is prejudiced by such failure. To the extent known, such written notice shall describe the nature of the Third Party Claim in reasonable detail and shall indicate the estimated amount, if practicable, of the Buyer Indemnifiable Loss that has been or may be sustained by the Buyer Indemnitee. The Seller and DQE will have the right to participate in or, by giving written notice to the Buyer Indemnitee, to elect to assume the defense of any Third Party Claim by the Seller's own counsel, the cost for which shall be borne by the Seller and DQE to the extent that Buyer Indemnifiable Losses exceed the Indemnity Basket and shall, to such extent, be taken into account in calculating the aggregate amount of the Seller's and DQE's liability for Buyer Indemnifiable Losses under the Indemnity Cap. The Buyer Indemnitee shall cooperate in good faith in such defense at such Buyer Indemnitee's own expense. If the Seller and DQE elect not to assume the defense of any Third Party Claim, the Buyer Indemnitee may compromise or settle such Third Party Claim over the objection of the Seller and DQE, which settlement or compromise shall

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

     conclusively establish the Seller's and DQE's liability pursuant to this Agreement.

                    (ii) If any Seller Indemnitee receives notice of the assertion or commencement of a Third Party Claim with respect to which indemnification is to be sought from the Buyer, the Seller Indemnitee shall give the Buyer reasonably prompt written notice thereof, but in any event such notice shall not be given later than forty-five (45) calendar days after the Seller Indemnitee's receipt of written notice of such Third Party Claim, provided, that the failure to give such notice within such time period shall not relieve the Buyer of any liability except to the extent the buyer is prejudiced by such failure. To the extent known, such written notice shall describe the nature of the Third Party Claim in reasonable detail and shall indicate the estimated amount, if practicable, of the Seller Indemnifiable Loss that has been or may be sustained by the Seller Indemnitee. The Buyer will have the right to participate in or, by giving written notice to the Seller Indemnitee, to elect to assume the defense of any Third Party Claim by the Buyer's own counsel, the cost for which shall be borne by the Buyer to the extent that Seller Indemnifiable Losses exceed the Indemnity Basket and shall, to such extent, be taken into account in calculating the aggregate amount of the Buyer's liability for Seller Indemnifiable Losses under the Indemnity Cap. The Seller Indemnitee shall cooperate in good faith in such defense at such Seller Indemnitee's own expense. If the Buyer elects not to assume the defense of any Third Party Claim, the Seller Indemnitee may compromise or settle such Third Party Claim over the objection of the Buyer, which settlement or compromise shall conclusively establish the Buyer's liability pursuant to this Agreement.

               (b) (i) If, after a Buyer Indemnitee provides written notice to the Seller and DQE of any Third Party Claims, the Buyer Indemnitee receives written notice from the Seller or DQE that the Seller or DQE has elected to assume the defense of such Third Party Claim, the Seller and DQE will not be liable for any legal expenses subsequently incurred by the Buyer Indemnitee in connection with the defense thereof. Without the prior written consent of the Buyer Indemnitee, the Seller and DQE shall not enter into any settlement of any Third Party Claim that would lead to liability or create any financial or other obligation on the part of the Buyer Indemnitee for which the Buyer Indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Buyer Indemnitee for which the Buyer Indemnitee is not entitled to indemnification hereunder and the Seller and DQE desire to accept and agree to such offer, the Seller and DQE shall give written notice to the Buyer Indemnitee to that effect. If the Buyer Indemnitee fails to consent to such firm offer within thirty (30) calendar days after its receipt of such notice, the Seller and DQE shall be relieved of their obligations to defend such Third Party Claim and the Buyer Indemnitee may contest or defend such Third Party Claim. In such event, the maximum liability of the Seller and DQE as to such Third Party Claim will be the amount of such settlement offer plus reasonable costs and expenses paid or incurred by the Buyer Indemnitee up to the date of said notice, at all time subject to the additional limitations on the Seller's and DQE's liability contained in this Article IX.

                    (ii) If, after a Seller Indemnitee provides written notice to the Buyer of any Third Party Claims, the Seller Indemnitee receives written notice from the Buyer that the Buyer has elected to assume the defense of such Third Party Claim, the Buyer will not be liable for any legal expenses subsequently incurred by the Seller Indemnitee in connection with the defense thereof. Without the prior written consent of the Seller Indemnitee, the Buyer shall not enter into any settlement of any Third Party Claim that would lead to liability or create any financial or other obligation on the part of the Seller Indemnitee for which the Seller Indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Seller Indemnitee for which the Seller Indemnitee is not entitled to indemnification hereunder and the Buyer desires to accept and agree to such offer, the Buyer shall give written notice to the Seller Indemnitee to that effect. If the Seller Indemnitee fails to consent to such firm offer within thirty (30) calendar days after its receipt of such notice, the Buyer shall be relieved of its obligation to defend such Third Party Claim and the Seller Indemnitee may contest or defend such Third Party Claim. In such event, the maximum liability of the Buyer as to such Third Party Claim will be the amount of such settlement offer plus reasonable costs and expenses paid or incurred by the Seller Indemnitee up to the date of said notice, at all time subject to the additional limitations on the Buyer's liability contained in this Article IX.

               (c)  (i)   Any claim that does not result from a Third Party
     Claim (a "Direct Claim") by a Buyer Indemnitee on account of a Buyer Indemnifiable Loss shall be asserted by giving the Seller and DQE reasonably prompt written notice thereof after the Buyer Indemnitee becomes aware of such Direct Claim, stating, to the extent known, the nature of such claim in reasonable detail and indicating the estimated amount, if practicable, but in any event such notice shall not be given later than forty-five (45) calendar days after the Buyer Indemnitee becomes aware of such Direct Claim, provided, that the failure to give such notice within such time period shall not relieve the Seller or DQE of any liability except to the extent the Seller or DQE is prejudiced by such failure, and the Seller and DQE shall have a period of thirty (30) calendar days from receipt of such notice within which to respond to such Direct Claim. If the Seller or DQE does not respond within such thirty (30) calendar day period, the Seller and DQE shall be deemed to have accepted, and shall be liable for, such claim. If the Seller and DQE reject such claim, the Buyer Indemnitee will be free to seek enforcement of its right to indemnification under this Agreement.

                    (ii) Any Direct Claim by a Seller Indemnitee on account of a Seller Indemnifiable Loss shall be asserted by giving the Buyer reasonably

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

     prompt written notice thereof after the Seller Indemnitee becomes aware of such Direct Claim, stating, to the extent known, the nature of such claim in reasonable detail and indicating the estimated amount, if practicable, but in any event such notice shall not be given later than forty-five (45) calendar days after the Seller Indemnitee becomes aware of such Direct Claim, provided, that the failure to give such notice within such time period shall not relieve the Seller or DQE of any liability except to the extent the Seller or the Buyer is prejudiced by such failure, and the Buyer shall have a period of thirty (30) calendar days from receipt of such notice within which to respond to such Direct Claim. If the Buyer does not respond within such thirty (30) calendar day period, the Buyer shall be deemed to have accepted, and shall be liable for, such claim. If the Buyer rejects such claim, the Seller Indemnitee will be free to seek enforcement of its right to indemnification under this Agreement.

                    (d) If the amount of any Buyer Indemnifiable Loss or Seller Indemnifiable Loss, as the case may be, at any time subsequent to the making of an indemnity payment in respect thereof, is reduced by recovery, settlement or otherwise under or pursuant to any insurance coverage, or pursuant to any claim, recovery, settlement or payment by, from or against any other entity, the amount of such reduction, less any costs, expenses or premiums incurred in connection therewith (together with interest thereon from the date of payment thereof at the publicly announced prime rate then in effect of The Chase Manhattan Bank) shall promptly be repaid by the Buyer Indemnitee to the Seller and DQE or by the Seller Indemnitee to the Buyer, as the case may be.

                    (e) With respect to those pending litigation matters set forth in Schedule 3.7 of the Seller Disclosure Schedule (each a "Pending Litigation Matter"), the parties agree as follows: DQE and/or the Seller will defend, continue to defend or assume the defense of each Pending Litigation Matter on and after the Closing Date (each such defense, an "Assumed Defense"). The Buyer agrees to cooperate, and to cause its Subsidiaries, officers, directors and employees to cooperate, fully in connection with such Pending Litigation Matters, including, but not limited to, providing access to personnel and records. The Seller or DQE shall reimburse the Buyer, and its Subsidiaries for any out of pocket expenses (e.g. travel, lodging, meals and related expenses) incurred by them in cooperation with the Seller or DQE as contemplated by this Section 9.4(e); provided, however, that the Seller and DQE shall not reimburse the Buyer or its Subsidiaries, and the Buyer and its Subsidiaries shall not be entitled to reimbursement, for any portion of the wages, salary, benefits, overhead or other costs, attributable to the officers, directors and employees of the Buyer or its Subsidiaries whose cooperation may be required by this Section 9.4(e). Notwithstanding any other provision of this Agreement to the contrary and for the avoidance of doubt, (i) the defense of any Pending Litigation Matter, shall not be the responsibility of the Buyer on and after the Closing Date, except for the obligations in respect thereof set forth in this
Section 9.4(e) and (ii) the obligations set forth in this Section 9.4(e) in no way limit or reduce the Seller's and DQE's indemnity obligation, in respect of any Pending Litigation Matter or otherwise.

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

               Section 9.5 Certain Covenants in Respect of Excluded Assets. The parties agree that the Seller may deliver such notices to such persons as it deems advisable in respect of the assignment and transfer of the Excluded Assets (such persons to whom such notice is delivered, "Notified Persons" and such Excluded Assets in respect of which such notices are delivered, "Covered Excluded Assets"); provided, however, that any such notices must (i) include the name and contact information of the transferee or assignee and (ii) be sent to Notified Persons by Certified U.S. mail. The Seller shall provide the Buyer with a list of Notified Persons and Covered Excluded Assets, which list may be updated from time to time to reflect additional notices delivered. For a period of five years from the Closing Date, the Buyer shall, and shall cause the Company to, deliver to the Seller and DQE, in such a manner so as not to prejudice the Seller or DQE, notices of any claims received by the Buyer or the Company and brought by the Notified Persons in respect of the Covered Excluded Assets; provided, however, that the Seller or DQE shall bear the burden of proof in respect of any such prejudice.

                                   ARTICLE X
                               GENERAL PROVISIONS

               Section 10.1 Survival of Obligations. The representations and warranties of the parties contained in this Agreement shall survive the Closing until the second (2nd) anniversary of the Closing Date. None of the covenants, obligations or agreements of the parties contained in this Agreement or in any instrument, certificate, opinion or other writing provided for herein, shall survive the Closing of this transaction; provided, however, that, notwithstanding the foregoing, the covenants of DQE, the Seller and the Buyer, as applicable, contained in Sections 1.1, 1.2, 1.3, 1.4, 1.5, 6.4, 6.5, 6.6,
6.7, 6.8, 6.9, 6.10, 6.11, 6.12, 6.14, 6.15, 6.16, 6.17, 6.18 and 6.19, the last sentence of Section 6.1 and all of Articles II, V, IX and X shall survive the Closing of this transaction.

               Section 10.2 Amendment and Modification. This Agreement may be amended, modified and supplemented in any and all respects, but only by a written instrument signed by all of the parties to this Agreement expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

               Section 10.3 Extension; Waiver. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein, and any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and any time for the performance of any of the obligations or other acts of a party hereto, may be waived or extended, as the case may be, but only pursuant to a written instrument signed by all parties entitled to the benefits thereof; provided, however, that any such waiver or extension of such obligation, covenant, agreement or condition, or inaccuracy, shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

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               Section 10.4  Expenses. Unless otherwise provided in this
Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

               Section 10.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when delivered personally, (b) when sent by reputable overnight courier service, or (c) when telecopied (which is confirmed by copy sent within one (1) business day by a reputable overnight courier service) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                                (i)   If to the Seller, to

                                       AquaSource, Inc.
                                       c/o DQE, Inc.
                                       411 Seventh Avenue
                                       Pittsburgh, Pennsylvania  15219

                                       Telecopier No.:  412-393-1071
                                       Telephone No.:   412-393-1143
                                       Attention:  David R. High, Esq.

                                       with a copy to

                                       Skadden, Arps, Slate, Meagher & Flom LLP
                                       1440 New York Avenue, N.W.
                                       Washington, D.C. 20005

                                       Telecopier No.:  (202) 393-5760
                                       Telephone No.:   (202) 371-7000
                                       Attention:  Erica Ward, Esq.

                                (ii)  if to DQE, to

                                       DQE, Inc.
                                       411 Seventh Avenue
                                       Pittsburgh, Pennsylvania  15219

                                       Telecopier No.:  412-393-1071
                                       Telephone No.:   412-393-1143
                                       Attention: David R. High, Esq.

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

                                   with a copy to

                                        Skadden, Arps, Slate, Meagher & Flom LLP
                                        1440 New York Avenue, N.W.
                                        Washington, D.C.  20005

                                        Telecopier No.:  (202) 393-5760
                                        Telephone No.:   (202) 371-7000
                                        Attention:  Erica Ward, Esq.
                          and

                                (iii) if to the Buyer, to

                                        Southwest Water Company
                                        225 North Barranca Ave., Suite 200
                                        West Covina, California  91791-1605
                                        Attention:  Peter J. Moerbeek

                                   with a copy to

                                        Jenkens & Gilchrist, LLP
                                        12100 Wilshire Blvd., 15th Floor
                                        Los Angeles, CA  90025

                                        Telecopier No.:  (310) 820-8859
                                        Telephone No.:   (310) 422-8885
                                        Attention: John F. Cermak, Jr., Esq.

               Section 10.6 Entire Agreement; No Third Party Beneficiaries. This Agreement, including the Schedules attached hereto, and the Confidentiality Agreement (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among DQE, the Seller and the Buyer with respect to the subject matter hereof and thereof, and (b) are not intended to confer any rights or remedies hereunder upon any Person other than the parties hereto and thereto, the Company Indemnified Parties to the extent set forth in Section 6.4 and the Buyer Indemnitees and the Seller Indemnitees to the extent set forth in Article IX.

               Section 10.7 Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or

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provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

               Section 10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of law thereof.

               Section 10.9 Venue. EACH OF THE PARTIES HERETO (A) CONSENTS TO SUBMIT ITSELF TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN OR FOR DENVER, CO IN THE EVENT ANY DISPUTE ARISES OUT OF THIS AGREEMENT, (B) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, PROVIDED, HOWEVER, THAT IN THE EVENT THAT ANY SUCH COURT REFUSES JURISDICTION IN RESPECT OF SUCH ACTION, THEN EACH OF THE PARTIES (X) CONSENTS TO SUBMIT ITSELF TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN OR FOR PITTSBURGH, PA OR WEST COVINA, CA, (Y) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT AND (C) AGREES THAT IT SHALL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN A FEDERAL OR STATE COURT SITTING IN OR FOR DENVER, CO, PITTSBURGH, PA OR WEST COVINA, CA AS CONTEMPLATED BY THIS
SECTION 10.9.

               Section 10.10 Waiver of Jury Trial and Certain Damages. EACH PARTY TO THIS AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (A) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (B) ANY RIGHT IT MAY HAVE TO RECEIVE DAMAGES FROM THE OTHER PARTY BASED ON ANY THEORY OF LIABILITY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL (INCLUDING LOST PROFITS) OR PUNITIVE DAMAGES (EXCEPT IN THE CASE OF FRAUD). The parties agree that (i) the aggregate liability of the Seller and DQE arising out of or relating to this Agreement or the transactions contemplated herein shall in no event exceed the Purchase Price (except in the case of Buyer Indemnifiable Losses specifically listed in Section 9.3(b) of this Agreement) and (ii) the aggregate liability of the Buyer arising out of or relating to this Agreement or the transactions contemplated herein shall in no event exceed the Purchase Price (except in the case of Seller Indemnifiable Losses specifically listed in Section 9.3(b) of this Agreement).

               Section 10.11 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the Buyer and the Seller; provided, however, that the Seller may assign this Agreement, without the consent of the Buyer, to the Seller's successor as a result of a change in control of the Seller, a

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consolidation of the Seller with or into another entity, a sale of all or substantially all of the assets of the Seller, or a merger of the Seller with or into another entity, in any case whether or not the Seller is the surviving entity.

               Section 10.12 Interpretation. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section of this Agreement, respectively, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

               Section 10.13 No Specific Enforcement. Except with respect to the obligations set forth in the last sentence of Section 6.1 and all of Sections 1.2, 1.3, 1.4, 1.5, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, 6.12, 6.14, 6.15,
6.16, 6.17, 6.18, 6.19, 8.1, 8.2, 10.1, 10.4, 10.7, 10.8, 10.9, 10.10 and 10.11
and all of Article V and Article IX, the parties agree that in the event of a breach of this Agreement, the parties shall not be entitled to specific performance of the terms hereof.

               Section 10.14 Counterparts; Effect. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                         SIGNATURES FOLLOW ON NEXT PAGE

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               IN WITNESS WHEREOF, each of the Seller, DQE and the Buyer have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                         AQUASOURCE, INC.


                                         By: /s/ FRANK A HOFFMAN
                                             -------------------
                                         Name:  Frank A. Hoffman
                                         Title: President


                                         DQE, INC.


                                         By: /s/ FRANK A. HOFFMAN
                                             --------------------
                                         Name:  Frank A. Hoffman
                                         Title: Executive Vice President


                                         SOUTHWEST WATER COMPANY


                                         By: /s/ PETER J. MOERBEEK
                                             ---------------------
                                         Name:  Peter J. Moerbeek
                                         Title: Chief Financial Officer

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